UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.              )

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Cephalon, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 11, 2007

Dear Cephalon Stockholder:

It is my pleasure to invite you to Cephalon’s 2007 Annual Meeting of Stockholders. We will hold the meeting on Thursday, May 17, 2007 at 8:30 a.m., Philadelphia time, at our corporate headquarters located at 41 Moores Road, Frazer, PA 19355.

During the Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement that follows, update you on important developments in our business and respond to any questions that you may have about the Company.

Whether or not you expect to attend the meeting, please vote your shares using any of the following methods: vote by telephone or the Internet, as described in the instructions on the proxy card; sign and return the proxy card in the enclosed envelope; or vote in person at the meeting.

On behalf of your Board of Directors, thank you for your continued support and interest in Cephalon. I look forward to seeing you at the meeting on May 17.

Very truly yours,

Frank Baldino, Jr., Ph.D.
Chairman and Chief Executive Officer

CEPHALON, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 17, 2007

TO THE STOCKHOLDERS OF CEPHALON, INC.:

The Annual Meeting of Stockholders of Cephalon, Inc. will be held at the Company’s headquarters at 41 Moores Road, Frazer, PA 19355, on Thursday, May 17, 2007, at 8:30 a.m., Philadelphia time. At the meeting, the holders of the Company’s outstanding Common Stock will act upon the following matters:

1.                To elect eight directors;

2.                To approve an amendment to the Certificate of Incorporation increasing the number of shares of Common Stock authorized for issuance;

3.                To approve an amendment to the Company’s 2004 Equity Compensation Plan to increase the number of shares of Common Stock authorized for issuance;

4.                To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accountants for the year ending December 31, 2007; and

5.                To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

All stockholders of record as of the close of business on March 22, 2007 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any postponements or adjournments thereof. A list of stockholders of the Company entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the Annual Meeting and during normal business hours at the Company’s corporate offices during the 10-day period immediately prior to the date of the Annual Meeting.

By Order of the Board of Directors,

JOHN E. OSBORN
Secretary

Frazer, Pennsylvania
April 11, 2007

EACH STOCKHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY
CARD IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE
UNITED STATES, OR OTHERWISE VOTE VIA THE INTERNET OR BY TELEPHONE
IN THE MANNER DESCRIBED ON THE PROXY CARD. IF A STOCKHOLDER
DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED,
 REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

CEPHALON, INC.
41 Moores Road
Frazer, PA 19355

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Cephalon, Inc. (the “Company” or “Cephalon”), for use at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 41 Moores Road, Frazer, Pennsylvania on Thursday, May 17, 2007, at 8:30 a.m., Philadelphia time, and any postponements or adjournments thereof. This proxy statement and the accompanying proxy card are being distributed to stockholders on or about April 11, 2007.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting, including the election of directors, the approval of an amendment to the Company’s Certificate of Incorporation and the approval of an amendment to the Company’s 2004 Equity Compensation Plan. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on March 22, 2007, the record date for the Annual Meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of Cephalon Common Stock?

Each outstanding share of Cephalon Common Stock will be entitled to one vote on each matter considered at the meeting.

Who can attend the meeting?

Subject to space availability, all stockholders as of the record date, or their duly appointed proxies, may attend the meeting. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport.

Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the Common Stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 65,935,248 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of Common Stock representing at least 32,967,625 votes will be required to establish a quorum.

Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

How do I vote my shares?

If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I vote by telephone or electronically?

If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Standard Time, on May 16, 2007.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date (or by submitting a new proxy via the Internet or by telephone). If you attend the meeting in person, you may request that the powers of the proxy holders be suspended with respect to your shares, although attendance at the meeting will not by itself revoke a previously granted proxy.

How do I vote my 401(k) shares?

If you participate in the Cephalon, Inc. 401(k) Profit Sharing Plan (the “401(k) Plan”), you may give voting instructions as to the number of shares of Common Stock equivalent to the interest in Cephalon Common Stock credited to your account as of the record date. You may provide voting instructions to The Vanguard Group by completing and returning the proxy card accompanying this proxy statement. The trustee will vote your shares in accordance with your duly executed instructions received by May 14, 2007. If you do not send instructions, the trustee will vote the number of shares equal to the share equivalents credited to your account in the same proportion that it votes shares for which it did receive timely instructions.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•       FOR election of the nominated slate of directors (see Item 1);

•       FOR the approval of an amendment to the Certificate of Incorporation of the Company increasing the number of authorized shares of common stock (see Item 2);

•       FOR the approval of an amendment to the Company’s 2004 Equity Compensation Plan increasing the number of shares authorized for issuance (see Item 3); and

•       FOR the ratification of appointment of PricewaterhouseCoopers, LLP (“PwC”) as independent registered public accountants for the year ending December 31, 2007 (see Item 4).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Item 1:   The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked “Withhold” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. As a result, the director nominees receiving the highest number of votes will be elected to the Board.

Items 2, 3 and 4:   The affirmative vote of the majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on these matters is required to approve each matter. A properly executed proxy marked “Abstain” with respect to a matter will have the effect of a vote against such matter. Broker non-votes are not considered shares entitled to vote and therefore will not be taken into account in determining the outcome of the vote.

Your vote is important. Please complete, sign and return the accompanying proxy card, or submit your proxy via the Internet or by telephone, whether or not you plan to attend the meeting. If you plan to attend the meeting to vote in person and your shares are registered with the Company’s transfer agent in the name of a broker or bank, you must secure a proxy card from the broker or bank assigning voting rights to you for your shares.

GOVERNANCE OF THE COMPANY

Who are the current members of the Board?

The members of the Board of Directors on the date of this proxy statement, and the committees of the Board on which they serve, are identified below:

Director	Stock Option and Compensation Committee	Audit Committee	Corporate Governance and Nominating Committee

Frank Baldino, Jr., Ph.D.
William P. Egan		*
Martyn D. Greenacre	*		**
Vaughn M. Kailian	*		*
Kevin E. Moley		*
Charles A. Sanders, M.D.	**
Gail R. Wilensky, Ph.D.			*
Dennis L. Winger		**

*                    Member

**             Chair

Each of the above directors, with the exception of Dr. Baldino, is considered independent. See “How does the Board determine which directors are considered independent?” below.

How often did the Board meet during fiscal 2006?

The Board of Directors of the Company met six times during the fiscal year ended December 31, 2006. The Audit, Stock Option and Compensation, and Corporate Governance and Nominating Committees met six, five and three times, respectively, during this same period. Each director attended all of the meetings of the Board of Directors and the respective committee or committees on which he or she served during such period, except for Mr. Winger and Ms. Wilensky who were each unable to attend one Board meeting. Under the Company’s Corporate Governance Guidelines, each director is expected to regularly attend meetings of the Board and the Committees on which such director sits, with the understanding that on occasion a director may be unable to attend a meeting.

Under a policy adopted by the Corporate Governance and Nominating Committee in 2005, all directors are expected to make every reasonable effort to attend the Annual Meeting of Stockholders. All of the directors of the Company attended the 2006 Annual Meeting of Stockholders and we expect that all of the nominees for election will be present for the 2007 Annual Meeting on May 17, 2007.

What is the role of the Board’s committees?

The bylaws of the Company provide that the Board may designate committees by resolution, each of which shall consist of one or more directors. The Board presently has standing Audit, Stock Option and Compensation, and Corporate Governance and Nominating Committees.

Audit Committee.   The functions of the Audit Committee are described in detail below under the heading “Report of the Audit Committee.” The charter of the Audit Committee is available on the Investor Information section of the Company’s website (www.cephalon.com) by selecting “Corporate Governance” and then “Board Committees/Charters.” The Audit Committee met six times during fiscal 2006.

Mr.  Winger has chaired the Audit Committee since June 2003. Mr. Winger is qualified as an audit committee financial expert within the meaning of Securities and Exchange Commission (“SEC”) regulations. In addition, the Board has determined, in accordance with the listing standards of the NASDAQ Stock Market, that Mr. Winger meets the standards of financial sophistication set forth therein and that each other member of the Audit Committee is able to read and understand fundamental financial statements.

All of the members of the Audit Committee are independent within the meaning of SEC regulations, Rule 4200(a)(15) of the listing standards of the NASDAQ Stock Market and the Company’s Corporate Governance Guidelines.

Corporate Governance and Nominating Committee.   The Corporate Governance and Nominating Committee (the “Nominating Committee”) is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company’s Corporate Governance Guidelines. In addition, the Nominating Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Nominating Committee also prepares and supervises the Board’s annual review of director independence and the Board’s performance evaluation. The charter of the Nominating Committee is available on the Investor Information section of the Company’s website (www.cephalon.com) by selecting “Corporate Governance” and then “Board Committees/Charters.” The Nominating Committee met three times during fiscal 2006. All of the members of the Nominating Committee are independent within the meaning of SEC regulations, the listing standards of the NASDAQ Stock Market and the Company’s Corporate Governance Guidelines.

Stock Option and Compensation Committee.   The Stock Option and Compensation Committee (the “Compensation Committee”) annually reviews the performance and total compensation package for the Company’s executive officers, including the Chief Executive Officer; considers the modification of existing compensation and employee benefit programs, and the adoption of new plans; administers the terms and provisions of the Company’s equity compensation plans; and reviews the compensation and benefits of non-employee directors. The charter of the Compensation Committee is available on the Investor Information section of the Company’s website (www.cephalon.com) by selecting “Corporate Governance” and then “Board Committees/Charters.” The Compensation Committee met five times during 2006. All of the members of the Compensation Committee are independent within the meaning of SEC regulations, the listing standards of the NASDAQ Stock Market and the Company’s Corporate Governance Guidelines.

Who is the Board’s Presiding Director?

In 2003, the Board created a new position of Presiding Director, whose primary responsibility is to preside over the executive sessions of the Board in which the Chairman of the Board (if a member of management), management directors and other members of management do not participate. In 2006, the Board met five times in executive session. The Presiding Director also reviews and approves meeting schedules, Board agendas and related information prior to distribution to the Board, and performs such other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities. The independent directors of the Board have designated Mr. Egan to serve as Presiding Director in this capacity until Cephalon’s 2007 Annual Meeting of Stockholders.

How does the Board select nominees for the Board?

The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Nominating Committee also retains third-party executive search firms to identify candidates from time to time. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Secretary or any member of the Nominating Committee in writing and provide the information set forth in Section 2.10 of the Company’s bylaws. The Nominating Committee also will consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company’s bylaws relating to stockholder nominations as described in “Additional Information—Advance Notice Provisions,” below.

Once the Nominating Committee has identified a prospective nominee, the Nominating Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Nominating Committee with the recommendation of the prospective candidate, as well as the Nominating Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Nominating Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request that a third-party search firm gather additional information about the prospective nominee’s background and experience and to report its findings to the Nominating Committee. The Nominating Committee then evaluates the prospective nominee against the standards and qualifications set out in the Company’s Corporate Governance Guidelines, including:

•       the ability of the prospective nominee to represent the best interests of all of the stockholders of the Company;

•       the prospective nominee’s standards of integrity, ethics, commitment and independence of thought and judgment;

•       the prospective nominee’s record of professional accomplishment in his/her chosen field;

•       the prospective nominee’s independence from a material personal, financial or professional interest in any present or potential competitor of the Company;

•       the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties on the Board and its Committees, including the prospective nominee’s service on other public company Boards; and

•       the extent to which the prospective nominee contributes to the range of talent, skill and expertise currently present on the Board.

The Nominating Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating Committee determines whether to interview the prospective nominee. If warranted, one or more members of the Nominating Committee, and others as appropriate, may interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating Committee.

How does the Board determine which directors are considered independent?

Pursuant to the Company’s Corporate Governance Guidelines, the Nominating Committee is charged with undertaking an annual review of director independence. Under the Guidelines, at least a majority of the directors must satisfy the “independence” requirements of the Securities Exchange Act of 1934 and the NASDAQ Stock Market, and all members of the Audit Committee must meet the specific independence requirements for audit committee members under the Sarbanes-Oxley Act of 2002 and NASDAQ Stock

Market regulations. A copy of these independence standards is available on the Investor Information section of the Company’s website (www.cephalon.com) by selecting “Corporate Governance” and then “Director Independence Standards.”

In December 2006, the Nominating Committee undertook its review of director independence. During this review, the Nominating Committee considered whether any transactions and relationships existed between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The Nominating Committee also examined whether any transactions or relationships were present between directors and members of the Company’s senior management. The purpose of this review was to determine whether any such transactions or relationships exist and, if so, whether any such transactions or relationships were inconsistent with a determination that the director is independent.

In considering director independence, the Nominating Committee considered the agreement the Company entered into with Beijing Med-Pharm Corporation, a publicly-traded pharmaceutical marketing and distribution company, to develop and register certain Cephalon products in China. Mr. Greenacre serves as the Chairman of the Board of Beijing Med-Pharm but owns less than one percent of the outstanding capital stock of the company. This transaction is not considered a related party transaction under SEC rules and does not impair Mr. Greenacre’s independence under the Company’s Guidelines or under NASDAQ Stock Market regulations or SEC rules.

As a result of the review conducted by the Nominating Committee, the Board affirmatively determined that all of the directors nominated for election at the Annual Meeting are independent, with the exception of Dr. Baldino. Dr. Baldino is considered an inside director because of his employment as an executive of the Company.

What processes and procedures does the Compensation Committee follow in considering and determining executive officer and director compensation?

Under its charter, the Compensation Committee has the authority to review and determine executive officer and non-employee director compensation. Specifically, the charter provides that the Compensation Committee shall:

•       review and approve the corporate objectives relevant to the compensation of the Company’s CEO;

•       evaluate the CEO’s performance in light of these goals and objectives and, based on this evaluation, set the CEO’s compensation level and components;

•       review and approve the compensation level and components for the other executive officers of the Company;

•       approve any employment agreements, consulting arrangements, severance or retirement arrangements and/or change-in-control agreements or provisions covering any current or former executive officer of the Company; and

•       periodically review and make recommendations to the Board regarding director compensation.

To assist it in carrying out its responsibilities in 2006, the Compensation Committee retained Mercer Human Resource Consulting (“Mercer”), an independent outside compensation consulting firm. Specifically, the Compensation Committee engaged Mercer for purposes of obtaining Mercer’s advice on all matters related to the compensation of the Company’s executive officers. This included advice relating to, among other things:

•       the development of a peer group for competitive pay and performance benchmarking;

•       the mix of equity and cash compensation;

•       the levels of base salaries;

•       the design of the annual incentive bonus plan;

•       the level and mix of potential stock option and restricted stock awards; and

•       the type and level of other benefits, including perquisites, offered to the Company’s executive officers.

With respect to non-employee director compensation, Mercer provided publicly-available information with respect to director cash retainer fees, annual equity compensation, committee service fees and per meeting fees, among other things, at comparable companies. For additional information concerning the role of Mercer in advising the Compensation Committee, please see the “Compensation of Executive Officers and Directors—Compensation Discussion and Analysis” beginning on page 13 of this Proxy Statement.

In addition to Mercer, the Compensation Committee also solicits the input of the Company’s management with respect to non-employee director compensation and certain aspects of executive compensation. For non-employee director compensation, management utilizes the information compiled by Mercer to develop recommendations that are then presented to the Compensation Committee. For base salaries of the Company’s executive officers other than the CEO, the Company’s CEO will make preliminary recommendations to the Compensation Committee concerning any proposed adjustments to salary for the executive officers other than the CEO. Also, in developing the annual incentive bonus plan, the Compensation Committee will review management’s preliminary recommendations concerning the performance objectives contained within the plan. Management also may recommend to the Compensation Committee that certain other benefits or perquisites be offered to executives. Management has no input with respect to the level or mix of equity award compensation.

The Compensation Committee considers the advice of Mercer and, in the instances described above, the recommendations of management, before it determines executive and non-employee director compensation. Following approval, the Compensation Committee submits its compensation decisions to the independent members of the Board for ratification.

The Compensation Committee has the authority to delegate all or a portion of its duties and authority related to executive compensation to subcommittees comprised of members of the Board. In 2006, the Compensation Committee did not exercise this right to delegate authority.

How are directors compensated?

The Company compensates its non-employee directors through a mix of base cash compensation and stock option grants. For a more complete description of our compensation program for non-executive directors, including details of amounts earned in 2006, please see the “2006 Non-Employee Director Compensation Table” beginning on page 35 of this Proxy Statement.

How do stockholders communicate with the Board?

Stockholders may communicate with the Company’s Board by sending their communications to Cephalon, Inc. Board of Directors, c/o Secretary, 41 Moores Road, Frazer, PA 19355. The Nominating Committee has approved a process for handling letters received by the Company and addressed to independent members of the Board. Under that process, the Secretary reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or its committees, or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Does the Company have a “Code of Ethics”?

The Company has a Code of Conduct that is applicable to all employees of the Company. The Company also has a Code of Ethics for Financial Officers covering financial and non-financial business practices and procedures and that applies to the Company’s Chief Executive Officer, Chief Financial Officer and certain other employees of the Company responsible for accounting and financial reporting. Both of these documents are available on the Investor Information section of the Company’s website (www.cephalon.com) by selecting “Corporate Governance” and then “Codes of Conduct.” The Company intends to post amendments to or waivers from its Code of Conduct (to the extent applicable to the Company’s chief executive officer, principal financial officer or principal accounting officer) at this location on its website.

Does the Company have a policy and procedures related to the review, approval or ratification of transactions with related parties?

Yes. Under its charter, the Audit Committee is responsible for reviewing and approving all related party transactions that would require disclosure under SEC rules. Under these rules and the Company’s policy, a “related party transaction” is a transaction in which the Company participates and in which a related party has a direct or indirect material financial interest, other than transactions involving less than $120,000 in any calendar year. In determining whether to approve or ratify a related party transaction, the Audit Committee will take into account whether the transaction is on terms no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction, as well as any other factors the Audit Committee deems appropriate. During 2006, there were no related party transactions that were required to be approved by the Audit Committee or disclosed in this Proxy Statement.

Does the Company have a mandatory retirement age for directors?

No.  The Nominating Committee annually conducts a rigorous evaluation of the Board and its committees that it believes provides a sound basis for determining if each director continues to be an active and positive contributor to the Board. Directors who do not actively and positively contribute to the Board, regardless of age, will not be nominated for re-election at the Annual Meeting.

Does the Company have a Pre-Approval Policy regarding independent auditor services?

Under the Sarbanes-Oxley Act of 2002, the Audit Committee is responsible for the appointment, compensation and oversight of the work of the Company’s independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence from the Company. To implement these provisions of Sarbanes-Oxley, the SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board has ratified, the Audit and Non-Audit Pre-Approval Policy that sets forth the procedures and conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

Under the Pre-Approval Policy, the Audit Committee considers whether services performed by the independent auditor are consistent with the SEC’s rules on auditor independence. The Audit Committee also considers whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors are considered as a whole, and no one factor is necessarily determinative.

The Audit and Non-Audit Pre-Approval Policy provides for the annual pre-approval of specifically described categories of services (Audit, Audit-Related, Tax and All Other) to be performed by the independent auditor and an expected range of fees associated with each such category. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifies a different period. If a proposed service has not been pre-approved as part of the annual pre-approval process, the Audit Committee must specifically pre-approve the service and its expected range of fees. The Pre-Approval Policy also delegates pre-approval authority to the Chair of the Audit Committee. There were no exceptions to the Pre-Approval Policy in 2006.

How much did the Company pay to its independent auditors for non-audit services?

During 2006, the Company’s independent auditors, PwC, performed certain non-audit services for the Company. The Audit Committee has considered whether the provision of these non-audit services is compatible with maintaining PwC’s independence. Please see “Item 4—Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for the Year Ending December 31, 2007” for further detail regarding aggregate fees billed to us by PwC.

Where can I find more information about the corporate governance practices of the Company?

Cephalon’s corporate governance practices and policies are published on the Investor Information section of the Company’s website (www.cephalon.com) by selecting “Corporate Governance.”

NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORTS OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Company’s Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board that is designed to comply with rules adopted by the National Association of Securities Dealers, Inc. and the SEC. A copy of the written charter is available on the Investor Information section of the Company’s website (www.cephalon.com) by selecting “Corporate Governance” and then “Board Committees/Charters.” The current members of the Audit Committee are Mr. Egan, Ambassador Moley and Mr. Winger (chair).

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes, including the selection of the Company’s independent registered public accountants.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accountant, nor can the Audit Committee certify that the independent accountant is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee’s members in business, financial and accounting matters.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accountants, including meetings with the independent accountants during which management was not present. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications).

The Company’s independent registered public accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

Based upon the Audit Committee’s discussion with management and the independent registered public accountants and the Audit Committee’s review of the representation of management and the report of the independent registered public accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC.

Respectfully submitted,
Audit Committee:
William P. Egan
Kevin E. Moley
Dennis L. Winger (Chair)

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

COMPENSATION DISCUSSION AND ANALYSIS

This section provides information regarding the compensation program in place for the Company’s Chairman and Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and the three most highly-compensated executive officers other than the CEO and CFO (collectively, the “Named Executive Officers” or “NEOs”) for 2006. It includes information regarding, among other things, the overall objectives of our compensation program and each element of compensation that we provide.

Objectives of Our Compensation Program

The Stock Option and Compensation Committee of our Board of Directors (the “Committee”) has responsibility for reviewing and approving all compensation decisions for the NEOs. The Committee submits its decisions to the independent members of the Board for ratification. The Committee acts pursuant to a charter that has been approved by our Board. In connection with these duties, the Company’s Human Resources Department supports the Committee in its work. In addition, the Committee retains Mercer Human Resources Consulting (“Mercer”), an independent outside compensation consulting firm, to advise the Committee on all matters related to the compensation of the NEOs.

The compensation program for our NEOs is designed to attract, retain and reward talented executives who can contribute to the Company’s long-term success and thereby build value for our stockholders. In general terms, the Committee believes that by placing greater weight on variable pay incentives and longer-term compensation, rather than base salary compensation, it will more effectively align the interests of executives with the Company’s stockholders. Furthermore, this emphasis enables the Company to attract executives who are willing to sacrifice current earnings and the retirement benefits generally offered by larger biotechnology and pharmaceutical companies for potential long-term gains in a less stable and riskier environment. The Committee believes that Cephalon stockholders share a similar risk profile.

The fundamental principle of our compensation program is “Pay for Performance” and, as such, we strive to closely align the compensation paid to our executive officers with the performance of the Company on both a short-term and long-term basis. The total compensation program for executive officers consists of the following components:

•       base salaries;

•       annual cash incentive award;

•       long-term incentive compensation in the form of stock options and/or restricted stock units; and

•       certain other benefits, including perquisites.

The Committee believes that our stockholders are best served when we can attract and retain talented executives by providing compensation packages that are competitive but fair. The Committee seeks to structure a compensation program for NEOs that delivers total compensation that is at or above the 50th percentile of the total compensation delivered by certain comparable publicly-traded biotechnology and pharmaceutical companies with which we compete for executive talent (the “Peer Group”). At the same time, the Committee believes it is important to provide its NEOs with the opportunity to exceed these levels for achievement of key strategic initiatives and superior operational performance as evidenced by such benchmarks as revenue and earnings growth, management of capital, and value creation reflected in stock price appreciation relative to a Peer Group.

In 2004, Mercer assisted the Committee in developing the Peer Group for competitive pay and performance benchmarking. The Peer Group was selected based on the following criteria: industry classification; total revenues relative to a guideline range of Cephalon’s revenue; and business model. The appropriateness of the Peer Group is reviewed annually by the Committee against these criteria. In 2006, the Peer Group consisted of the following eleven companies:

Allergan, Inc.	Gilead Sciences, Inc.
Biogen Idec Inc.	King Pharmaceuticals, Inc.
Endo Pharmaceuticals Holdings Inc.	MedImmune, Inc.
Forest Laboratories, Inc.	Millennium Pharmaceuticals, Inc.
Genentech, Inc.	Valeant Pharmaceuticals International
Genzyme Corporation

The Peer Group data is supplemented with published survey data for biotechnology and pharmaceutical companies of comparable size to Cephalon (as measured by revenues). The Committee assesses this data by looking for positions with comparable complexity and scope of responsibilities to the positions at Cephalon.

By providing our executives with a mix of equity and cash compensation, the Committee believes it can better align the interests of our executives with the short- and long-term interests of our stockholders. While there is no pre-established target for the allocation of equity and cash compensation, the Committee believes that the current mix of compensation programs for the executive officers strikes the correct balance between equity and cash compensation and is aligned with the Company’s stated pay philosophy. The Committee believes that, by delivering the majority of compensation in the form of equity, the level of executive compensation will correlate with the creation of long-term value for our stockholders (as measured by stock price appreciation). Depending on whether, and to what extent, established strategic, financial and operational goals are achieved, the actual split between cash and equity compensation in any given year could vary from the target levels. For 2006, the mix of compensation between cash and equity as reflected in the Summary Compensation Table was approximately 25% and 75%, respectively, for the CEO, and 30% and 70%, respectively, for the other NEOs.

The equity component of our compensation plan for executive officers historically has taken the form of stock options and restricted stock units. In each case, these awards vest ratably on the first, second, third, and fourth anniversary of the award grant date. For our CEO, approximately 50% of the total value of equity granted in 2006 was in the form of stock options and 50% in restricted stock units (“RSUs”), as reflected in the “2006 Grants of Plan-Based Awards Table” located on page 27 of this Proxy Statement. For the other NEOs, the mix for 2006 was approximately 60% in stock options and 40% in restricted stock units. In determining the mix of stock options and restricted stock units, the Committee considers a number of factors, including: the performance and contribution of the NEOs; the total shares available in the equity pool and the most efficient use of the available shares; Peer Group comparisons; and, finally, retention of the NEOs.

Material Tax and Accounting Implications of the NEO Executive Compensation Program

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to the company’s Chief Executive Officer and the four other most highly compensated executive officers. Specified compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. Where possible, the Committee generally seeks to structure compensation amounts and plans that meet the requirements for deductibility under this provision. Specifically, the Committee has taken steps to qualify the stock option awards as performance-based compensation for this purpose. While the Committee believes it is important to consider Section 162(m), it also believes that stockholder interests are best served by not restricting the Committee’s discretion and flexibility in crafting the executive compensation program, even though such programs may result in non-deductible compensation expenses.

The Committee also considers the accounting implications to the Company of its executive compensation decisions, including, among other things, the financial statement impact of equity compensation awards as determined pursuant to Financial Accounting Standards Board Statement No. 123R, “Share Based Payment” (“SFAS 123R”).

Discussion and Analysis of our 2006 Compensation Program and Awards

This section describes and analyzes each of the elements of our compensation program for our NEOs, including why the Committee chooses to include these items in the compensation program, the details of the compensation amounts granted to NEOs in 2006 and the Committee’s rationale for awarding these compensation amounts.

Cash Compensation

Total cash compensation is delivered in the form of salary and annual cash incentive awards or bonuses under a performance-based Management Incentive Compensation Plan (the “MICP”) approved by the Committee at the beginning of each fiscal year. For 2006, base salaries constituted approximately 40% and approximately 50% to 60% of the total cash compensation of the CEO and other NEOs, respectively, with bonuses constituting the remaining portion of cash compensation. Salary is included in the Company’s NEO compensation package because the Committee believes it is both necessary and appropriate that some portion of the compensation be provided to NEOs in a form that is fixed and liquid. Performance-based bonuses under the MICP are included in the package because they permit the Committee to incentivize our NEOs, in any particular year, to pursue particular objectives that the Committee believes are consistent with the overall goals and strategic direction that the Board has set for our Company. The components comprising the cash portion of total compensation are described below.

Salary.   The Committee reviews and approves the salaries of the NEOs on an annual basis, as well as at the time of a promotion or other change in responsibilities. Increases in salary are based on an evaluation of an individual’s performance, contribution, and level of pay compared to the Peer Group. For the NEOs other than the CEO, our CEO makes recommendations to the Committee concerning adjustments to salary. In setting salaries, the Committee is generally mindful of its overall goal of keeping base salary compensation for its executive officers at the 50th percentile of base salary compensation paid by companies in the Peer Group. Because the Company is experiencing rapid growth and internal change, particular care is taken to ensure that expanded responsibilities are recognized in the calculation of base salary. Merit increases normally take effect January 1 of each year. As the value of the annual bonus is expressed as a multiple of base salary, a higher base salary will result in a higher bonus award, assuming the same level of achievement against goals.

For 2006, our CEO’s base salary was set at $1,129,000. Salaries for our other NEOs ranged from $405,600 to $525,000. The Committee believes that, overall, these base salaries are consistent with the 50th percentile of executive base salaries paid by our Peer Group companies for comparable positions.

Bonus Plan.   Our NEOs participate in a cash bonus plan, the MICP. This plan provides cash compensation to NEOs only if, and to the extent that, annual performance conditions set by the Committee are achieved. Whether, and to what extent, bonuses under the MICP are paid depends entirely on the extent to which the established corporate objectives contained within the MICP for that year are attained. The Committee believes that the achievement of these objectives ultimately will contribute to the long-term success of the Company.

The performance objectives contained within the MICP are developed with input from management, the Committee and the Board. Based on a review of internal forecasts, management, including the NEOs, develops preliminary recommendations for the Committee’s review. The Committee reviews management’s preliminary recommendations and establishes the final MICP goals and weighting, which are ratified by the full Board. In establishing final goals, the Committee strives to ensure that the incentives provided pursuant to the MICP are consistent with the strategic goals set by the Board for the Company, that the objectives set are sufficiently ambitious to provide a meaningful incentive and to ensure that bonus payments, assuming target levels of performance are attained, will be consistent with the overall philosophy of the executive compensation program established by the Committee. The Committee reserves the discretion to reduce or not pay bonuses under the MICP, even if the relevant performance targets are met. The Committee did not exercise this discretion in 2006.

The MICP for 2006 was approved by the Board at its January 2006 meeting. The MICP objectives for 2006 consisted of both financial and operational components, in varying percentages as detailed in the tables below. The Committee believes that the combination of the financial and operational performance objectives within the 2006 MICP created a significantly high hurdle for achievement by each NEO.

At the outset of each year, the Committee sets target bonuses under the MICP for each NEO. In determining the amount of target bonuses under the MICP, the Committee considers several factors, including:

•       the target bonuses set, and actual bonuses paid, in recent years;

•       the desire to ensure that a substantial portion of total compensation is performance-based;

•       the relative importance, in any given year, of the short-term performance objectives established pursuant to the MICP; and

•       the advice of Mercer as to compensation practices at other companies in the Peer Group.

The actual amount of an MICP award is determined based on each NEOs level of achievement against individual objectives. The MICP provides the NEOs with the opportunity to earn bonuses that exceed target levels for exceeding performance objectives and, conversely, penalizes the NEOs for missing their objectives. If a minimum MICP score is not achieved, a NEO will not be eligible to receive any award under the MICP. At the end of each fiscal year, the Committee is responsible for assessing the performance of each NEO against the MICP performance criteria and determining the level of awards, if any, under the MICP. The Committee presents its decisions to the independent members of the Board for ratification.

The following two tables summarize the components of the 2006 MICP and the actual awards granted by the Committee for fiscal year 2006. The first table describes the MICP for the CEO; the second table describes the MICP for the other NEOs.

Chief Executive Officer

	2006 MICP	2006 Actual MICP Results
Financial Goals (60%)	• Total product sales target • Pro forma net income target	Weighted average score = 74
Operational Goals (40%)	Performance goals in the areas of clinical (20%), manufacturing (10%) and R&D (10%)	Weighted average score = 30
MICP “Score”	• Weighted average minimum MICP score of 85 of the above listed components required for CEO to be eligible for an MICP award • For each MICP point below 100, target bonus percentage of 100% is decreased by approximately 7% (e.g., MICP score of 98 yields a bonus payout of 87% of base salary) • For each MICP point above 100, target bonus percentage is increased by an average of approximately 14% for MICP scores from 101 to 111. For example, an MICP score of 102 yields a bonus payout of 128% of base salary. At an MICP score of 112, the maximum bonus will be earned.	104
Target MICP Bonus	100% of 2006 base salary	—
MICP Award Percentage	Could range from 0% (for an MICP score below 85) to 300% of base salary (at maximum performance)	157%
MICP Award Dollar Value	Could range from $0 (for an MICP score below 85) to $3,387,000 (for maximum performance).	$1,772,500

In 2006, the Company exceeded the total product sales target established in the MICP. Strong PROVIGIL® (modafinil) sales and slower than expected erosion of sales of ACTIQ® (oral transmucosal fentanyl citrate) more than offset the absence of revenue from SPARLON™ (modafinil), which had been targeted for approval and launch in 2006. The Company also significantly exceeded the pro forma net income targets in the MICP, due in part to the aggressive measures taken by management to reduce expenses during 2006 in the wake of the Company’s receipt from the U.S. Food and Drug Administration of a non-approval letter for SPARLON.

The Operational Goals included in the MICP were generally met or exceeded during 2006. In the area of clinical, while the Company failed to achieve its objective of achieving FDA approval of SPARLON in 2006, it did receive an approvable letter for NUVIGIL and also secured FDA approval of FENTORA® (fentanyl buccal tablet) earlier than expected. In addition, the Company made solid progress in advancing its ongoing clinical programs in the U.S. and Europe. Taken together, the Committee determined that the Company achieved approximately 50% of its clinical goal. For manufacturing, the Committee determined that the Company had met its established objectives for manufacturing new and existing products and providing manufacturing support for products in clinical development. For R&D, the Company met its established objective of advancing the Company’s research and development plan, which included supporting the filing of one investigational new drug application in 2006 and continuing pre-clinical development of specified oncology and neurology compounds.

Based on the above, the Committee calculated a MICP score for 2006 of 104, which yielded a MICP award percentage of 157% of base salary, or $1,772,500, for the CEO.

Other NEOs

	2006 MICP	2006 Actual MICP Results
Financial Goals (30%)	• Total product sales target • Pro forma net income target	Weighted average score = 37 (See discussion above)
Individual Performance Goals (70%)	Objectives specific to individual NEO and areas of responsibility	MICP score determined for each individual NEO
MICP “Score”

•       Weighted average minimum MICP score of 90 of the above listed components required for NEO to be eligible for an MICP award

•       For each MICP point above or below 100, target bonus percentage of 100% is increased or decreased by 3.5%, respectively (e.g., MICP score of 98 yields a bonus payout of 43% of base salary). At an MICP score of 120, the maximum bonus will be earned.

Ranged from 106 to 112
Target MICP bonus	50% of 2006 base salary	—
MICP Award Percentages	Could range from 0% (for an MICP score below 90) to 110% of an NEO’s base salary (at maximum performance)	Awards ranged from 70% to 90% of base salary
MICP Award Dollar Value	Individual awards could range from $0 (for an MICP score below 90) to approximately $580,000 (for maximum performance).	Awards granted ranged from $325,500 to $404,300

The results of the Financial Goals for the other NEOs are described above. For each NEO, the Committee determined, based on input from the CEO, the MICP score for the individual performance component based on the level of achievement against the established individual performance goals. The range of MICP scores was 106 to 112, which yielded MICP bonuses in the range of 70% to 90% of base salary, depending on the NEO. The dollar amount of awards granted to the other NEOs for 2006 ranged from $325,500 to $404,300.

With respect to Section 162(m), payments under the Company’s MICP are generally subject to the Section 162(m) limits on deductibility and will not qualify as “performance-based compensation,” within the meaning of the applicable regulations as the MICP has not been approved by stockholders.

Long-term Incentive Compensation

The Committee believes that placing a heavy emphasis on equity compensation will better align the interests of NEOs with our stockholders.

Types of Equity Awards.   Equity awards to our NEOs are made pursuant to our 2004 Equity Compensation Plan (the “2004 Plan”), which has been approved by Cephalon stockholders. Our officers and directors are not eligible to participate in the Company’s 2000 Equity Compensation Plan for Employees and Key Advisors. The 2004 Plan provides for awards in the form of incentive stock options and non-qualified stock options (collectively, “stock options”) and restricted stock units. The mix between these forms of awards changes somewhat from year to year. In 2006, the total value of equity awards granted to NEOs as calculated under SFAS 123R was split approximately equally between stock options and restricted stock units. In determining the mix of stock options to restricted stock, the Committee considers a number of factors, including: the performance and contribution of the NEOs; the total shares available in the equity pool and the most efficient use of the available shares; Peer Group comparisons; and, finally, retention of the NEOs.

Equity Compensation Awarded in 2006.   In 2006, the Committee approved, and the independent members of the Board ratified, equity awards to the NEOs that had a total value calculated under the Black-Scholes model equal to approximately four times cash compensation (including bonus opportunities, assuming performance at “target” levels) for Dr. Baldino and between 3 to 3.5 times cash compensation for the other NEOs.

On December 19, 2006, the Board ratified the Committee’s approval of a grant to our CEO of 160,000 stock options at an exercise price of $71.07, which was the closing price of our common stock on the date of grant, and 80,000 units of restricted stock. The stock options and RSUs awarded to the CEO in December 2006 represent the same number of shares granted in 2005.

For each of the other NEOs, the Board also ratified the Committee’s approval of a grant of 50,000 stock options at an exercise price of $71.07, which was the closing price of our common stock on the date of grant, and 15,000 units of restricted stock. The stock options and RSUs awarded to the other NEOs represent the same number of shares granted to each of the other NEOs in 2005.

The stock options and RSUs awarded during 2006 generally vest over a four-year period, with 25% becoming exercisable on each anniversary of the grant date. The stock options have a 10-year term.

The value of the equity compensation awards granted to the NEOs in 2006 is at approximately the 75th percentile of estimated equity values awarded to executives at the Peer Group companies. For the stock options, the estimated equity value was calculated based on the methodology defined in SFAS 123R; for RSUs, the estimated value was calculated based on the value of the underlying common stock on the date of grant. The Committee believed that the progress made in 2006 by the NEOs of furthering the Company’s long-term business plan supported equity awards above the 50th percentile target levels.

Additionally, on February 1, 2006, our CEO received a grant of 5,000 RSUs. The Committee determined that this special award was warranted in recognition for the lead role our CEO played in successfully resolving the four PROVIGIL patent litigation cases, the last of which settled on February 1, 2006, thereby securing the long-term future of the Company’s most important product. This grant vests over a four-year period, with 25% becoming exercisable on each anniversary of the respective grant date.

The Company’s equity compensation plans satisfy the requirements of Section 162(m) with respect to stock options, but not with respect to awards of RSUs. Accordingly, compensation recognized by the NEOs in connection with stock options is fully deductible, but compensation with respect to RSUs is subject to the $1,000,000 limit on deductibility.

Practices Regarding the Grant of Options

The Company generally has followed a practice of making all annual stock option grants to its executive officers on a single date each year. For at least the last 10 years, at its last regularly-scheduled meeting usually in early- to mid-December, the Board has ratified the annual option grants made by the

Committee. The Committee approves these annual grants, subject to the ratification by the Board, at a meeting prior to the scheduled December Board meeting. Historically, the December Board meeting date has occurred approximately four to six weeks following the issuance of the press release reporting our third quarter financial results for the then-current fiscal year. The dates of the December Board and Committee meetings are determined at least a year in advance based on the Board members availability for an in-person meeting. The Committee believes that it is appropriate that annual awards be made at a time when material information regarding our performance for the current fiscal year has been disclosed. We do not otherwise have any program, plan or practice to time annual option grants to our executives in coordination with the release of material non-public information.

While the bulk of our stock option awards to NEOs have historically been made pursuant to our annual grant program, the Committee retains the discretion to make additional awards to NEOs at other times, in connection with the initial hiring of a new officer, for retention purposes or otherwise. The Committee has generally followed the practice of making such awards only during a time when our NEOs would be permitted, pursuant to our insider trading policy, to trade in our securities. Other than in this respect, we do not have any program, plan or practice to time equity awards in coordination with the release of material non-public information.

All stock option awards made to our NEOs are made pursuant to our 2004 Plan. As noted above, all options under the 2004 Plan (as well as awards to employees other than our officers under our 2000 Equity Compensation Plan) are granted with an exercise price that may not be less than the fair market value of our common stock on the date the grants are ratified by the Board. Fair market value is defined under the 2004 Plan to be the closing sale price of a share of our common stock on the date of grant as reported on the NASDAQ Stock Market. While the Charter of the Committee permits delegation of the Committee’s authority to grant options in certain circumstances, this delegated authority has never been exercised.

Other Benefits

Perquisites.   Our NEOs receive various perquisites provided by or paid for by the Company. These perquisites include automobile allowances, financial and estate planning services, supplemental long-term disability insurance, personal use of the corporate aircraft (subject to the execution of a Time Sharing Agreement as described below), executive health care benefits and gross-up payments equal to the taxes payable on certain perquisites.

We provide these perquisites because in many cases the perquisite makes our executives more efficient and effective and thereby is a benefit to the Company. Additionally, perquisites are provided by many companies in the Peer Group to their named executive officers and it is therefore necessary for retention and recruitment purposes that we do the same.

The Committee reviews the perquisites provided to its NEOs on a regular basis, in an attempt to ensure that they continue to be appropriate in light of the Committee’s overall goal of designing a compensation program for NEOs that maximizes the interests of our stockholders.

The benefits are summarized as follows:

Estate and Financial Planning	The CEO is reimbursed annually for up to $15,000, net of taxes, of individual estate and financial planning advice; the other NEOs are reimbursed annually for up to $10,000, net of taxes.
Automobile Allowance	NEOs (other than the Chairman and CEO) receive an annual, taxable, automobile allowance of $13,200. The CEO receives the use of a Company-provided automobile and driver.
Health Care Benefit	NEOs are reimbursed annually for up to $1,000, net of taxes, for health care services not otherwise covered under the Company’s group health plan.
Long-term Disability

Employees at the Vice President-level and above, including the NEOs, are eligible to receive Company paid supplemental long-term disability coverage that provides coverage of 60% of salary and bonus, to a maximum of $25,000 per month.

Tax Gross-ups	Payment of gross-ups equal to the taxes payable on estate and financial planning reimbursement and health care benefit reimbursement.

We also provide our executive officers with the option to utilize Cephalon’s corporate aircraft for personal use, subject to the execution of a Time Sharing Agreement with the Company. Under the Time Sharing Agreement and the Company’s internal policies, an executive must reimburse the Company for the personal use of the aircraft by the executive and the executive’s guests. It is our intent that, in all cases, the amount reimbursed by the executive for personal use is the greater of the incremental operating costs associated with the use of the aircraft and the amount of income that would be required to be imputed to the executive under Internal Revenue Service regulations, subject in each case to the maximum reimbursement amount permitted under Part 91 of the U.S. Federal Aviation Administration regulations.

Dr. Baldino has reimbursed the Company $63,157 for his personal use of the corporate aircraft during 2006. Because Dr. Baldino’s payment to the Company exceeded the value of his personal use as calculated in accordance with the standard industry fare level, or SIFL, rates set by the IRS, we did not impute any income to Dr. Baldino in 2006. Likewise, for SEC reporting purposes, we have determined that the amount reimbursed by Dr. Baldino to the Company exceeded the estimated incremental cost to the company of his personal use of the aircraft. For this reason, the Summary Compensation Table shown on page 25 does not include any compensation to Dr. Baldino related to this perquisite. None of the other NEOs used the corporate aircraft for personal use during 2006.

Deferred Compensation Plan.   Our Deferred Compensation Plan allows employees at the level of Vice President and above, including the NEOs, to defer receipt of all or a portion of bonus received under the MICP until either a date specified at election by the employee or retirement. Deferred amounts are credited with an annual fixed rate of return that is set each year by the Committee. The Committee determines the interest rate for the Deferred Compensation Plan based on the Prime Rate plus 1-3%. For 2006, the interest rate was 10%; for 2007, the interest rate is set at 9%. We do not “match” amounts that are deferred by employees pursuant to the Deferred Compensation Plan. Distributions from the plan are paid in a lump sum upon the six-month anniversary of the termination of the employee’s employment with the Company. Currently, only two NEOs participate in the Deferred Compensation Plan.

The obligations under the Deferred Compensation Plan are not funded by the Company, and therefore participants have an unsecured contractual commitment from the Company to pay the amounts due under the Deferred Compensation Plan. Because the plan is unsecured, the Committee believes it is appropriate to provide an above-market interest rate to compensate for this risk. When payments are due under the Deferred Compensation Plan, the cash will be distributed from the Company’s general assets.

We provide this benefit because the Committee wishes to permit certain of our employees to defer the obligation to pay taxes on bonuses that they are entitled to receive. The Deferred Compensation Plan permits them to do this, while also receiving interest on deferred amounts, as described above. We believe that provision of this benefit is important as a retention and recruitment tool as many of the companies with which we compete for executive talent provide a similar plan to their senior employees.

Executive Severance Agreements.   While the Company does not have employment agreements with the NEOs, we have entered into executive severance agreements with our executive officers, including the NEOs. These agreements provide for payments and other benefits if the officer’s employment is involuntarily terminated by the Company for any reason other than “Cause,” death or “Disability,” as these terms are defined in the severance agreements. These severance agreements also provide for payments and other benefits upon a qualifying event or circumstances after there has been a “Change in Control” (as defined in the agreements) of the Company. The Committee reviews and approves the terms of each executive severance agreement prior to execution and believes that the terms contained in these agreements are reasonable and customary for agreements of this type. Additional information regarding the executive severance agreements, including a definition of key terms and a quantification of benefits that would have been received by our NEOs had termination occurred on December 31, 2006, is found under the heading “2006 Potential Payments upon Termination or Change in Control” on pgs. 28 - 30 of this Proxy Statement.

The Committee believes that these severance arrangements are an important part of overall compensation for our NEOs. The Committee believes that these agreements will help to secure the continued employment and dedication of our NEOs, notwithstanding any concern that they might have at such time regarding their own continued employment, prior to or following a change in control. The Committee also believes that these agreements are important as a recruitment and retention device, as most of the companies with which we compete for executive talent have similar agreements in place for their executive officers.

In late August 2006, the Company and Dr. Paul Blake agreed to end Dr. Blake’s employment as the Company’s Executive Vice President, Worldwide Medical and Regulatory Operations effective as of August 31, 2006. In connection with this matter, the Company and Dr. Blake executed a Separation Agreement providing for compensation and benefits that would have been paid under his existing Severance Agreement with the Company including (i) a lump sum cash payment of $697,000, which was equal to one and a half times Dr. Blake’s then-current annual base salary (or 18 months thereof); (ii) dental and medical coverage continuation for Dr. Blake, his spouse and dependents until February 2008; and (iii) payment of up to $15,000 to cover the costs of outplacement assistance services. In consideration of such benefits, Dr. Blake released the Company from all claims, demands and causes of action related to his employment with the Company.

401(k) Profit Sharing Plan.   Under the Cephalon, Inc. 401(k) Profit Sharing Plan (the “401(k) Plan”), a tax-qualified retirement savings plan, all employees located in the United States, including our NEOs, may contribute up to 100 percent of regular earnings on a before-tax basis into their 401(k) Plan accounts, subject to the limits imposed by the IRS. In addition, under the 401(k) Plan, we may determine to make a matching contribution to a participating employees account. Historically, we have determined to match an amount equal to one dollar for each dollar contributed by participating employees on the first six percent of their regular earnings, subject to any limitations imposed by the IRS. Because we do not sponsor a defined benefit pension plan, the 401(k) Plan matching contribution allows Cephalon to remain competitive with other companies in its industry that provide retirement savings vehicles for their executives and employees. Cephalon employees are immediately and fully vested in all matching contributions made by the Company under the 401(k) Plan. As of December 31, 2006, approximately 90% of the Company’s U.S.-based employees were participants in the 401(k) Plan.

REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE

The Stock Option and Compensation Committee of the Board of Directors of Cephalon, Inc. oversees the Company’s compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.

In reliance on the review and discussions referred to above, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and the Company’s Proxy Statement to be filed in connection with the Company’s 2007 Annual Meeting of Stockholders, each of which will be filed with the Securities and Exchange Commission.

STOCK OPTION AND COMPENSATION COMMITTEE
Martyn D. Greenacre
Vaughn M. Kailian
Charles A. Sanders, M.D. (Chair)

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Messrs. Greenacre and Kailian and Dr. Sanders. There are currently no compensation committee interlocks or insider participation on the Compensation Committee.

Executive Compensation Tables

The following table summarizes the compensation of the Company’s NEOs for the period ended December 31, 2006.

2006 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)(7)	Total ($)
Frank Baldino, Jr., Ph.D. Chairman & Chief Executive Officer	2006	$1,129,000	—	$4,056,715	$4,497,683	$1,772,500	$3,846	$73,848	$11,533,592
J. Kevin Buchi Executive Vice President & Chief Financial Officer	2006	$476,000	—	$736,849	$1,069,714	$380,800	—	$52,618	$2,715,981
Peter E. Grebow, PhD. Executive Vice President, Worldwide Technical Operations	2006	$465,000	—	$736,849	$1,061,763	$325,500	$19,649	$40,470	$2,649,231
Robert P. Roche, Jr. Executive Vice President, Worldwide Pharmaceutical Operations	2006	$525,000	—	$736,849	$1,061,763	$404,300	—	$57,697	$2,785,609
Jeffry L. Vaught, Ph.D Executive Vice President, Research & Development	2006	$405,600	—	$736,849	$1,037,912	$365,000	—	$49,890	$2,595,251

(1)                Amounts in this column would include non-equity guaranteed or discretionary bonus, hiring bonuses and relocation bonuses. Bonuses awarded under the Company’s 2006 MICP are reflected in the column entitled “Non-Equity Incentive Plan Compensation.”

(2)                The amounts shown in this column represent compensation expense recognized in 2006 related to (i) the portion of RSUs granted to the NEOs in 2006 and (ii) the portions of RSUs granted to the NEOs in 2005, 2004 and 2003 that were expensed in 2006. The amounts shown were calculated in accordance with SFAS 123R, excluding the effect of certain forfeiture assumptions, and are based on a number of key assumptions described in Note 3 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006. For information related to stock awards made to the NEOs in 2006, see the Grants of Plan-Based Awards table beginning on page 27 of this Proxy Statement. The amount of compensation, if any, actually realized by an NEO from the sale of common stock underlying a RSU will depend on numerous factors, including the continued employment of the NEO during the vesting period of the award and the price of common stock underlying a RSU at the date of sale.

(3)                The amounts shown in this column represent compensation expense recognized in 2006 related to (i) stock options granted to the NEOs in 2006 and (ii) the portions of stock options granted in 2005, 2004, 2003 and 2002 that were expensed in 2006. The amounts shown were calculated in accordance with SFAS 123R, excluding the effect of certain forfeiture assumptions, and are based on a number of key assumptions described in the Note 3 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006. For information related to stock option awards made to the NEOs in 2006, see the Grants of Plan-Based Awards table beginning on page 27 of this Proxy Statement. The amount of compensation, if any, actually realized by an NEO from the exercise and sale of vested stock options will depend on numerous factors, including the continued employment of the NEO during the vesting period of the award and the amount by which the stock price on the day of exercise and sale exceeds the stock option exercise price.

(4)                The amounts shown in this column constitute awards earned in 2006 under the 2006 MICP; amounts earned were paid on February 21, 2007. For a further discussion of these awards, see the Compensation Discussion and Analysis beginning on page 13 of this Proxy Statement.

(5)                The amounts shown in this column represent the value of deferred compensation interest amounts above the 120% applicable federal rate.

(6)                The amounts in this column include the value of the following perquisites paid to the NEOs in 2006. Perquisites, except with respect to tax gross-up amounts, are valued at actual amounts paid to each provider of such perquisites.

Name	Executive Long-Term Disability Insurance Premium ($)	Auto Allowance ($)	Financial Planning Benefits ($)	Executive Medical Reimbursement ($)	Tax Gross-Up on Financial Planning Benefits and Executive Medical Reimbursement ($)
Frank Baldino, Jr., Ph.D.	$5,946	$33,240	$15,000	—	$6,462
J. Kevin Buchi	$9,079	$13,200	$10,000	$1,000	$6,139
Peter E. Grebow, PhD.	$11,498	$13,200	$1,785	—	$787
Robert P. Roche, Jr.	$15,558	$13,200	$10,000	$1,000	$4,739
Jeffry L. Vaught, Ph.D	$9,182	$13,200	$10,000	—	$4,308

(7)                For each NEO, amounts include Company matching contributions of $13,200 to the Company’s 401(k) Plan made on behalf of each of the NEOs.

2006 Grants of Plan-Based Awards Table

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)(2)	Options (#)(3)	Awards ($ / Sh)(3)	Awards ($)(4)
Frank Baldino, Jr., Ph.D.	1-31-2006	$169,400	$1,129,000	$3,387,000
	2-1-2006							5,000			$352,500
	12-19-2006							80,000			$5,685,600
	12-19-2006								160,000	$71.07	$5,310,774
J. Kevin Buchi	1-31-2006	$71,400	$238,000	$523,600
	12-19-2006							15,000			$1,066,050
	12-19-2006								50,000	$71.07	$1,659,617
Peter E. Grebow, Ph.D.	1-31-2006	$69,800	$232,500	$511,500
	12-19-2006							15,000			$1,066,050
	12-19-2006								50,000	$71.07	$1,659,617
Robert P. Roche, Jr.	1-31-2006	$78,800	$262,500	$577,500
	12-19-2006							15,000			$1,066,050
	12-19-2006								50,000	$71.07	$1,659,617
Jeffry L. Vaught, Ph.D.	1-31-2006	$60,800	$202,800	$446,200
	12-19-2006							15,000			$1,066,050
	12-19-2006								50,000	$71.07	$1,659,617

(1)                 Represents the range of possible payments under the 2006 MICP, which was adopted on January 31, 2006. For 2006, the Compensation Committee granted the following awards to the NEOs under the 2006 MICP, all of which are reported as Non-Equity Incentive Plan Compensation in the 2006 Summary Compensation Table located on page 25 of this Proxy Statement: Dr. Baldino: $1,772,500; Mr. Buchi: $380,800; Dr. Grebow: $325,500; Mr. Roche: $404,300; and Dr. Vaught: $365,000.

(2)                 Consists of RSUs awarded during 2006 under our 2004 Plan. The RSUs vest 25% on each of the first through fourth anniversaries of the grant date.

(3)                 Consists of stock options awarded during 2006 under our 2004 Plan. The stock option awards generally vest 25% on each of the first through fourth anniversaries of the grant date. The stock options have a ten-year term and an exercise price equal to the closing market price of the Cephalon Common Stock on the date of grant.

(4)                 Amounts shown for awards of RSUs and stock options are valued based on the aggregate full fair value of the awards granted in 2006 determined pursuant to SFAS 123R. See Note 3 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for a discussion of the assumptions used in calculating the grant date fair value pursuant to SFAS 123R.

Narrative to Summary Compensation and Grants of Plan-Based Awards Tables

Salary

We do not have employment agreements with any of our NEOs. Base salaries for each NEO are reviewed and approved on at least an annual basis by the Compensation Committee.

Each of the NEOs has entered into an Executive Severance Agreement with us. For a more complete description of these agreements, please see “2006 Potential Payments upon Termination or Change in Control” beginning on page 32 of this Proxy Statement.

Awards

During 2006, the Compensation Committee approved the 2006 MICP, which provided our NEOs with the opportunity to earn a cash incentive award if certain pre-established objectives were attained. For 2006, each NEO earned a bonus amount that was above the target bonus levels established under the 2006 MICP, but significantly below the maximum payout provided for under the plan. The bonus amounts earned by the NEOs are reported as “Non-Equity Incentive Plan Compensation” in the 2006 Summary Compensation Table above.

On February 1, 2006, Dr. Baldino received a grant of 5,000 RSUs. On December 19, 2006, each of our NEOs received a grant of stock options and RSUs. The RSUs and the stock options generally vest on the basis of passage of time and continued employment, with restrictions lapsing with respect to 25% of the award on each of the first four anniversaries of the grant date. Upon vesting, the stock options are exercisable at a price of $71.07, and the RSUs convert into shares of our common stock on a one-to-one basis. The terms of the RSUs do not provide for the right to vote or receive dividends or other distributions in respect of our common stock prior to the lapse of the restrictions. In 2006, Dr. Baldino received a total of 160,000 stock options and 85,000 RSUs. Each of the other NEOs received 50,000 stock options and 15,000 RSUs.

Salary and Bonus in Proportion to Total Compensation

For 2006, approximately 25% of our CEO’s total compensation was delivered in the form of base salary and incentive bonus; for the other NEOs, the percentages ranged from approximately 30% to 33% of total compensation. As noted in the “Compensation Discussion and Analysis,” we believe that our current compensation program aligns the interests of our NEOs with the interests of our stockholders, while also permitting the Compensation Committee to incentivize the NEOs to pursue specific performance goals. Please see “Compensation Discussion and Analysis” beginning on page 13 of this Proxy Statement for a description of our compensation program and overall compensation philosophy.

Outstanding Equity Awards at Fiscal Year-End 2006

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)
Frank Baldino, Jr., Ph.D.	60,000	0	—	$10.500	11/20/2007	211,250	$14,874,113	—	—
	70,000	0	—	$7.875	12/15/2008
	41,000	0	—	$27.625	12/14/2009
	150,000	0	—	$51.125	12/12/2010
	150,000	0	—	$71.960	12/19/2011
	300,000	0	—	$51.170	12/19/2012
	112,500	37,500	—	$48.200	12/16/2013
	65,000	65,000	—	$48.060	12/15/2014
	40,000	120,000	—	$51.080	11/30/2015
	0	160,000	—	$71.070	12/18/2016
J. Kevin Buchi	30,000	0	—	$51.125	12/12/2010	39,000	$2,745,990	—	—
	47,500	0	—	$71.960	12/19/2011
	55,000	0	—	$51.170	12/19/2012
	18,750	6,250	—	$48.200	12/16/2013
	10,000	10,000	—	$48.060	12/15/2014
	12,500	37,500	—	$51.080	11/30/2015
	0	50,000	—	$71.070	12/18/2016
Peter E. Grebow, PhD.	32,800	0	—	$71.960	12/19/2011	39,000	$2,745,990	—	—
	50,000	0	—	$51.170	12/19/2012
	18,750	6,250	—	$48.200	12/16/2013
	10,000	10,000	—	$48.060	12/15/2014
	12,500	37,500	—	$51.080	11/30/2015
	0	50,000	—	$71.070	12/18/2016
Robert P. Roche, Jr.	48,700	0	—	$71.960	12/19/2011	39,000	$2,745,990	—	—
	12,500	0	—	$51.170	12/19/2012
	6,250	6,250	—	$48.200	12/16/2013
	5,000	10,000	—	$48.060	12/15/2014
	12,500	37,500	—	$51.080	11/30/2015
	0	50,000	—	$71.070	12/18/2016
Jeffry L. Vaught, Ph.D.	10,000	0	—	$27.625	12/14/2009	39,000	$2,745,990	—	—
	25,000	0	—	$51.125	12/12/2010
	33,100	0	—	$71.960	12/19/2011
	35,000	0	—	$51.170	12/19/2012
	18,750	6,250	—	$48.200	12/16/2013
	10,000	10,000	—	$48.060	12/15/2014
	12,500	37,500	—	$51.080	11/30/2015
	0	50,000	—	$71.070	12/18/2016

(1)                The following table provides information with respect to the vesting dates of each outstanding stock option held by the NEOs as of December 31, 2006:

Stock Option Vesting Date	Dr. Baldino	Mr. Buchi	Dr. Grebow	Mr. Roche	Dr. Vaught
December 1, 2007	40,000	12,500	12,500	12,500	12,500
December 16, 2007	32,500	5,000	5,000	5,000	5,000
December 17, 2007	37,500	6,250	6,250	6,250	6,250
December 19, 2007	40,000	12,500	12,500	12,500	12,500
December 1, 2008	40,000	12,500	12,500	12,500	12,500
December 16, 2008	32,500	5,000	5,000	5,000	5,000
December 19, 2008	40,000	12,500	12,500	12,500	12,500
December 1, 2009	40,000	12,500	12,500	12,500	12,500
December 19, 2009	40,000	12,500	12,500	12,500	12,500
December 19, 2010	40,000	12,500	12,500	12,500	12,500
Totals	382,500	103,750	103,750	103,750	103,750

(2)                The following table provides information with respect to the vesting dates of each outstanding RSU held by the NEOs as of December 31, 2006:

RSUs Vesting Date	Dr. Baldino	Mr. Buchi	Dr. Grebow	Mr. Roche	Dr. Vaught
February 1, 2007	1,250	—	—	—	—
December 1, 2007	20,000	3,750	3,750	3,750	3,750
December 16, 2007	22,500	4,500	4,500	4,500	4,500
December 17, 2007	21,250	3,750	3,750	3,750	3,750
December 19, 2007	20,000	3,750	3,750	3,750	3,750
February 1, 2008	1,250	—	—	—	—
December 1, 2008	20,000	3,750	3,750	3,750	3,750
December 16, 2008	22,500	4,500	4,500	4,500	4,500
December 19, 2008	20,000	3,750	3,750	3,750	3,750
February 1, 2009	1,250	—	—	—	—
December 1, 2009	20,000	3,750	3,750	3,750	3,750
December 19, 2009	20,000	3,750	3,750	3,750	3,750
February 1, 2010	1,250	—	—	—	—
December 19, 2010	20,000	3,750	3,750	3,750	3,750
Totals	211,250	39,000	39,000	39,000	39,000

(3)                Calculated as the number of unvested RSUs multiplied by the closing price of our common stock on December 29, 2006 ($70.41).

Option Exercises and Stock Vested in 2006

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Frank Baldino, Jr., Ph.D.	50,000	$3,137,760	63,750	$4,613,688
J. Kevin Buchi	29,073	$1,601,236	12,000	$868,403
Peter E. Grebow, Ph.D.	41,000	$1,458,464	12,000	$868,403
Robert P. Roche, Jr.	104,200	$3,641,424	12,000	$868,403
Jeffry L. Vaught, Ph.D.	37,900	$2,429,641	12,000	$868,403

(1)          Represents the vesting on various dates in December 2006 of RSUs originally granted in December 2003, 2004 and 2005.

2006 Non-qualified Deferred Compensation

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Frank Baldino, Jr., Ph.D.	$100,000	—	$9,147	$163,594	—
J. Kevin Buchi	—	—	—	—	—
Peter E. Grebow, Ph.D.	$74,349	—	$46,574	—	$500,741
Robert P. Roche, Jr.	—	—	—	—	—
Jeffry L. Vaught, Ph.D.	—	—	—	—	—

(1)          Amounts shown in this column represent amounts deferred by the NEO in early 2006 from bonus amounts paid under the 2005 MICP; for Dr. Baldino, this amount was reported in last year’s Proxy Statement. For Dr. Baldino, the amount shown was included in the Bonus column of the Summary Compensation Table included in the Proxy statement relating to our 2006 Annual Meeting of Stockholders.

(2)          Of the amounts reported in this column, $4,752 and $24,265 are included for Drs. Baldino and Grebow, respectively, in the 2006 Summary Compensation Table shown on page 25 of this Proxy Statement.

(3)          For Dr. Grebow, $215,220 has been reported in the Summary Compensation Table in previous years.

The 2006 Nonqualified Deferred Compensation table above presents amounts deferred under our Deferred Compensation Plan. Employees at the level of Vice President and above, including the NEOs, are permitted to defer receipt of all or a portion of bonus received under the MICP until either a date specified at election by the employee or retirement. Deferred amounts are credited with an annual fixed rate of return that is set each year by the Compensation Committee. The Committee determines the interest rate for the Deferred Compensation Plan based on the Prime Rate plus 1-3%. For 2006, the interest rate was 10%; for 2007, the interest rate is set at 9%. We do not “match” amounts that are deferred by employees pursuant to the Deferred Compensation Plan. Distributions from the Deferred Compensation Plan are paid in a lump sum upon the six-month anniversary of the termination of the employee’s employment with the Company.

2006 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We have entered into Executive Severance Agreements with each of our NEOs. These agreements provide for compensation and benefits in the event that the NEO’s employment with us is terminated prior to a Change in Control of Cephalon or on account of a Change in Control of Cephalon. Any of the following situations would constitute a “change of control” under the Executive Severance Agreements:

•       the consummation of certain transactions, including mergers, where more than fifty percent of the combined voting power of our outstanding securities or the sale of more than seventy-five percent of our assets is transferred;

•       the acquisition by any person or entity of the beneficial ownership of securities representing thirty percent or more of the combined voting power of our then outstanding voting securities; or

•       a change in the composition of our Board over a period of twenty-four months or less such that a majority of the Board members ceases to be comprised of individuals who either (x) have been Board members continuously since the beginning of such period, or (y) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (x) who were still in office at the time such election or nomination was approved by the Board.

To be covered by the Executive Severance Agreements, an NEO must be either terminated “without cause” or subject to a “constructive termination.” A termination of an NEO for “cause” would not trigger any liability to an NEO under the Executive Severance Agreement. Cause is when an NEO has engaged in any act of unethical conduct, willful misconduct, fraud or embezzlement, any unauthorized disclosure of confidential information or trade secrets or any other act that is materially and demonstrably detrimental to the Company.

The definition of a “constructive termination” depends on the NEO. For Dr. Baldino, he would be subject to a constructive termination if:

•       prior to a change in control, he voluntarily resigns because either (i) we change his position, resulting in a material reduction in his level of responsibility or (ii) we reduce his base salary by more than twenty-five percent; or

•       after or in connection with a change in control, he voluntarily resigns because we, or our successor, without his consent, (i) changes his position, resulting in a material reduction in his level of responsibility, (ii) reduces his aggregate level of compensation (including base salary, significant fringe benefits or any non-discretionary and objective-standard incentive payment or bonus award) by more than ten percent, or (iii) relocates his place of employment by more than fifty miles.

For our other NEOs, each is considered subject to a constructive termination if, after or in connection with a change in control, the NEO voluntarily resigns because we, or our successor, without the NEO’s consent, (i) changes his or her position which materially reduces the level of responsibility, (ii) reduces his or her aggregate level of compensation (including base salary, significant fringe benefits or any non-discretionary and objective-standard incentive payment or bonus award) by more than ten percent, or (iii) relocates the NEO’s place of employment by more than fifty miles.

The Executive Severance Agreements require, as a precondition to the receipt of any benefits, that the NEO sign a standard form of release waiving any and all current and future claims against the Company relating to his or her employment with, or termination by, the Company.

Payment Obligations under Executive Severance Agreements upon Termination of Employment of a Named Executive Officer

The following table sets forth our lump-sum payment obligations under the Executive Severance Agreements upon a termination of the employment of our NEOs under various scenarios. The table assumes termination on December 31, 2006 and payment of such termination obligations within a reasonable time thereafter.

		Prior to Change in Control(1)		After or In Connection With Change of Control(2)
Name	Benefit(3)	Agreement Provision	Dollar Value of Benefit	Agreement Provision	Dollar Value of Benefit
Frank Baldino, Jr., Ph.D.	Severance—Base Salary(4)	3x base salary	$3,387,000	3x base salary	$3,387,000
	Severance—Bonus(4)	3x target bonus + prorata	$4,516,000	3x target bonus + prorata	$4,516,000
		bonus for current year		bonus for current year
	Stock Options and RSUs(5)	n/a	—	Unvested awards	$19,479,338
				immediately vest
	Medical/Dental Benefits(6)	Coverage for 36 months	$65,607	Coverage for 36 months	$65,607
	Outplacement Services	Cash payment for	$15,000	Cash payment for	$15,000
		outplacement		outplacement
	Tax Gross-ups(7)	n/a	—	Amount paid to cover	—
				excise tax
	Other(8)	Distribution of amounts	$108,923	Distribution of amounts	$108,923
		held under Deferred		held under Deferred
		Compensation Plan		Compensation Plan
J. Kevin Buchi	Severance—Base Salary(4)	1.5x base salary	$714,000	3x base salary	$1,428,000
	Severance—Bonus(4)	n/a	—	3x target bonus + prorata	$952,000
				bonus for current year
	Stock Options and RSUs(5)	n/a	—	Unvested awards	$3,833,178
				immediately vest
	Medical/Dental Benefits(6)	Coverage for 18 months	$18,101	Coverage for 36 months	$37,447
	Outplacement Services	Cash payment for	$15,000	Cash payment for	$15,000
		outplacement		outplacement
	Tax Gross-up(7)	n/a	—	Amount paid to cover	—
				excise tax
Peter E. Grebow, Ph.D.	Severance—Base Salary(4)	1.5x base salary	$697,500	3x base salary	$1,395,000
	Severance—Bonus(4)	n/a	—	3x target bonus + prorata	$930,000
				bonus for current year
	Stock Options and RSUs(5)	n/a	—	Unvested awards	$3,833,178
				immediately vest
	Medical/Dental Benefits(6)	Coverage for 18 months	$17,297	Coverage for 36 months	$37,447
	Outplacement Services	Cash payment for	$15,000	Cash payment for	$15,000
		outplacement		outplacement
	Tax Gross-ups(7)	n/a	—	Amount paid to cover	—
				excise tax
	Other(8)	Distribution of amounts	$500,741	Distribution of amounts	$500,741
		held under Deferred		held under Deferred
		Compensation Plan		Compensation Plan
Robert P. Roche, Jr.	Severance—Base Salary(4)	1.5x base salary	$787,500	3x base salary	$1,575,000
	Severance—Bonus(4)	n/a	—	3x target bonus + prorata	$1,050,000
				bonus for current year
	Stock Options and RSUs(5)	n/a	—	Unvested awards	$3,833,178
				immediately vest
	Medical/Dental Benefits(6)	Coverage for 18 months	$31,713	Coverage for 36 months	$65,607
	Outplacement Services	Cash payment for	$15,000	Cash payment for	$15,000
		outplacement		outplacement
	Tax Gross-ups(7)	n/a	—	Amount paid to cover	$1,242,612
				excise tax
Jeffry L. Vaught, Ph.D.	Severance—Base Salary(4)	1.5x base salary	$608,400	3x base salary	$1,216,800
	Severance—Bonus(4)	n/a	—	3x target bonus + prorata	$811,200
				bonus for current year
	Stock Options and RSUs(5)	n/a	—	Unvested awards	$3,833,178
				immediately vest
	Medical/Dental Benefits(6)	Coverage for 18 months	$31,713	Coverage for 36 months	$65,607
	Outplacement Services	Cash payment for	$15,000	Cash payment for	$15,000
		outplacement		outplacement
	Tax Gross-ups(7)	n/a	—	Amount paid to cover	—
				excise tax

(1)                For termination prior to a Change in Control, an NEO (other than Dr. Baldino) is entitled to benefits under the Executive Severance Agreement if terminated on account of an involuntary termination for any reason other than Cause, death or Disability. Dr. Baldino is entitled to benefits under his Executive Severance Agreement if he is terminated on account of (i) an involuntary termination for any reason other than Cause, death or Disability or (ii) a voluntary termination for Constructive Termination.

(2)                For termination after or in connection with a Change in Control, an NEO is entitled to benefits under the Executive Severance Agreement if the NEO is terminated on account of (i) an involuntary termination for any reason other than Cause, death or Disability, (ii) a voluntary termination for Constructive Termination, (iii) an involuntary termination other than for Cause, death or Disability prior to or in connection with a change in control at the request of the acquirer, or (iv) a voluntary termination for any reason other than Cause, death or Disability during the thirty day period immediately following the first anniversary of the occurrence of a Change in Control.

(3)                The Company will not pay benefits to an NEO under the Executive Severance Agreement if an NEO is terminated for Cause by the Company.

(4)                For termination prior to a Change in Control, the payment due to an NEO (other than Dr. Baldino) is equal to one and a half (1.5) times the NEO’s then-current base salary. For Dr. Baldino, the payment is equal to the sum of (i) three (3) times his then-current base salary, (ii) three (3) times his target annual bonus and (iii) the pro-rata portion of his target annual bonus earned as of the termination date. For termination after or in connection with a Change in Control, the payment due to an NEO is equal to the sum of (i) three (3) times the NEO’s then-current base salary, (ii) three (3) times the NEO’s target annual bonus and (iii) the pro-rata portion of the NEO’s target annual bonus earned as of the termination date.

(5)                For termination after or in connection with a Change in Control, all unvested stock options and RSUs held by an NEO vest immediately. For stock options, the dollar value is calculated for “in-the-money” options by multiplying the number of accelerated options by the difference of $70.41, the closing price of the Company’s common stock on December 29, 2006, and the option exercise price.

(6)                Under the Executive Severance Agreement, medical and dental coverage is provided to the NEO and his/her spouse and dependents for a certain period of time, depending on the nature of the NEO’s termination. The Company may, at its sole discretion, elect to pay the NEO cash in lieu of such coverage in an amount equal to the NEO’s after-tax cost of continuing such coverage, where such coverage may not be continued. For termination prior to a Change in Control, Dr. Baldino and each of the other NEOs will continue to receive medical and dental coverage for 36 months and 18 months, respectively. For termination after or in connection with a Change in Control, each NEO will continue to receive medical and dental coverage for 36 months. Values reported in the table reflect the projected present value based on premium equivalent rates for continued medical and dental coverage for the period specified for each NEO, assuming an annual discount rate of 4.65% and an estimated annual increase in health care costs of 10%.

(7)                Under the Executive Severance Agreement, the NEOs are eligible to receive “gross-up” payments for any payments they receive in connection with a Change in Control that would cause the NEO to incur excise taxes under Section 4999 of the Code, as well as any additional federal, state, local and excise tax resulting from such gross-up payments.

(8)                Represents the distribution to the NEO of amounts owed to them under the Non-qualified Deferred Compensation Plan (see page 31 of this Proxy Statement). Amounts are paid in a lump sum upon the six-month anniversary of the termination of the NEO’s employment with the Company.

An NEO is not eligible for the benefits set forth in the Executive Severance Agreement if his or her employment is terminated due to a “Disability.” Instead, an NEO will receive disability benefits under any disability program maintained by the Company that covers the NEO. Likewise, in the case of a termination due to death of an NEO, an NEO will receive benefits only under any program (including life insurance) maintained by the Company that covers the NEO.

2006 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(3)	Stock Awards ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
William P. Egan	$81,000	—	$303,594	—	—	—	$384,594
Martyn D. Greenacre	$73,000	—	$303,594	—	—	—	$376,594
Vaughn M. Kailian	$71,000	—	$437,244	—	—	—	$508,244
Kevin E. Moley(1)	$56,000	—	$160,521	—	—	—	$216,521
Charles A. Sanders, M.D.	$63,000	—	$303,594	—	—	—	$366,594
Gail R. Wilensky, Ph.D.	$58,000	—	$313,946	—	—	—	$371,946
Dennis L. Winger	$60,000	—	$334,304	—	—	—	$394,304
Horst Witzel, Dr.-Ing(2)	$5,000	—	—	—	—	—	$5,000

(1)           Ambassador Moley joined the Board on May 17, 2006.

(2)           Dr. Witzel retired from the Board effective May 17, 2006.

(3)           Consists of the amounts described below under “Cash Compensation.” With respect to Mr. Egan, includes $20,000 paid for service as Presiding Director of the Board. With respect to Messrs. Greenacre and Winger and Dr. Sanders, includes $12,000 paid to each for service as a committee chairperson.

(4)           On May 17, 2006, each of the non-employee directors, with the exception of Ambassador Moley and Dr. Witzel, received a grant of stock options to purchase 10,000 shares of Cephalon Common Stock at an exercise price of $60.08 per share, which were immediately exercisable. Ambassador Moley received an initial grant of stock options on May 17, 2006 to purchase 15,000 shares of our Common Stock at an exercise price of $60.08 per share, which will vest ratably over four years on each anniversary of the grant date.

For each non-employee director, the amount shown consists of the equity compensation expense calculated under SFAS 123R, excluding the effect of certain forfeiture assumptions, for the May 2006 stock option grant. For Mr. Kailian, Dr. Wilensky and Mr. Winger, the amounts also include equity compensation expense related to stock option awards received in May 2005, May 2002 and May 2003, respectively, upon their first election or appointment to the Board. These awards vest ratably over four years on each anniversary of the grant date. See Note 3 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006 for a discussion of the assumptions used in the SFAS 123R calculation. The fair value of each option award granted to directors in 2006 was $303,594, as calculated under SFAS 123R, with the exception of Ambassador Moley for whom the amount was $504,162.

Compensation for Service as a Non-Employee Director

The Company compensates its non-employee directors through a mix of cash compensation and stock option grants. The elements of the non-employee directors’ compensation are as follows:

Cash Compensation:
•Board Service Annual Retainer	$35,000
•Per Board Meeting Fees
[o]Attendance in person	$3,000/mtg.
[o]Attendance by telephone	$2,000/mtg.
•Committee Service Fees
[o]Committee Chair Annual Retainer	$12,000
[o]Committee Member Annual Retainer	$10,000
•Presiding Director Annual Retainer	$20,000
Stock Option Compensation:
•Initial Grant (upon first election or appointment to Board)	15,000 shares
•Annual Grant (upon the date of the Annual Meeting)	10,000 shares

Under the Company’s 2004 Equity Compensation Plan (the “2004 Plan”), the initial grant of 15,000 stock options to a non-employee director is made at the time of the earlier to occur of such director’s appointment as a director by the Board or first election to the Board by stockholders. This initial award generally vests over a four-year period, with 25% becoming exercisable on each anniversary of the grant date. Upon the date of re-election to the Board at the Annual Meeting, a non-employee director will receive an annual grant of 10,000 stock options that are fully exercisable on the date of grant. The Board of Directors also may grant options to non-employee directors in addition to the automatic grants described above. Stock options granted to non-employee directors have a ten-year term and are granted with an exercise price equal to the fair market value of our common stock on the date of grant.

In May 2006, Messrs. Egan, Greenacre, Kailian and Winger, and Drs. Sanders and Wilensky each received an annual grant of stock options to purchase 10,000 shares of common stock at an exercise price of $60.08 per share, which were immediately exercisable. Ambassador Moley became a member of the Board in May 2006 and received an initial grant of stock options to purchase 15,000 shares of common stock at an exercise price of $60.08 per share, which will vest ratably over four years on each anniversary of the grant date.

Dr. Baldino receives no additional remuneration for his service as a director. The Company also reimburses directors for travel expenses incurred in connection with attending Board, committee and stockholder meetings and for other Company business-related expenses. The Company does not provide retirement benefits or other perquisites to non-employee directors under any current program.

STOCK OWNERSHIP AND PERFORMANCE

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of the Company’s Common Stock as of February 28, 2007 (except as noted) by (i) the NEOs and the Company’s directors; (ii) owners of more than five percent of the outstanding shares of the Company’s Common Stock; and (iii) all executive officers and directors as a group. As of February 28, 2007, there were 65,923,323 shares of Common Stock outstanding.

Name	Amount and Nature of Beneficial Ownership(1)(2)	Percentage of Class(3)
Frank Baldino, Jr., Ph.D.	1,182,506	1.77%
J. Kevin Buchi	231,520	*
Peter E. Grebow, Ph.D.	90,270	*
Robert P. Roche, Jr.	90,390	*
Jeffry L. Vaught, Ph.D.	162,427	*
William P. Egan	111,161	*
Martyn D. Greenacre	90,200	*
Vaughn M. Kailian	13,750	*
Kevin E. Moley	1,000	*
Charles A. Sanders, M.D.	66,000	*
Gail R. Wilensky, Ph.D.	55,000	*
Dennis L. Winger	41,250	*
T. Rowe Price Associates, Inc. (4) 100 E. Pratt Street Baltimore, MD 21202	8,443,429	13.8%
Wellington Management Company, LLP (5) 75 State Street Boston, MA 02109	8,321,594	13.7%
FMR Corp. (6) 82 Devonshire Street Boston, MA 02109	7,644,010	12.5%
UBS Global Asset Management (Americas) Inc. (7) One North Wacker Chicago, IL 60606	6,775,936	11.1%
Goldman Sachs Asset Management, L.P. (8) 32 Old Slip New York, NY 10005	4,482,068	7.4%
Capital Research and Management Company (9) 333 South Hope Street Los Angeles, CA 90071	3,400,000	5.6%
D.E. Shaw & Co., L.P. (10) 120 W. 45th Street, Tower 45, 39th Floor New York, NY 10036	3,454,430	5.1%
All executive officers and directors as a group (15 persons)	2,389,042	3.5%

*                    Less than 1%

(1)          Beneficial ownership is determined in accordance with the rules of the SEC and means voting or investment power with respect to securities. Except as indicated below, the individuals or groups named in this table have sole voting and investment power with respect to all shares of Common Stock indicated above.

(2)          Includes shares that may be acquired upon the exercise of outstanding options that were exercisable within 60 days of February 28, 2007 as follows: Dr. Baldino 988,500 shares; Mr. Buchi 173,750 shares; Dr. Grebow 71,976 shares; Mr. Roche 84,950; Dr. Vaught 144,350 shares; Mr. Egan 90,000 shares; Mr. Greenacre 90,000 shares; Mr. Kailian 13,750 shares; Dr. Sanders 65,000 shares; Dr. Wilensky 55,000 shares; Mr. Winger 41,250; and all executive officers and directors as a group (15 persons) 2,054,626 shares.

(3)          Shares of Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of February 28, 2007 and shares of Common Stock issuable upon the conversion of the Company’s Convertible Subordinated Notes are deemed to be outstanding and beneficially owned by the person or group holding such option or notes, as the case may be, for purposes of computing such person’s percentage ownership as of February 28, 2007, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group as of February 28, 2007.

(4)          Information is as of December 31, 2006 and is based upon a Schedule 13G filed with the SEC by T. Rowe Price Associates, Inc. (“T. Rowe Price”) on February 13, 2007. These securities are owned by various individual and institutional investors, for which T. Rowe Price serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price is deemed to be a beneficial owner of such securities; however, T. Rowe Price expressly disclaims that it is, in fact, the beneficial owner of such securities. T. Rowe Price has sole voting power to vote 2,209,001 shares and sole dispositive power over 8,423,829 shares.

(5)          Information is as of December 31, 2006 and is based upon a Schedule 13G filed by Wellington Management Company, LLP (“WMC”) with the SEC on February 14, 2007. WMC is investment adviser with respect to 8,321,594 shares that are held of record by clients of WMC. WMC has shared voting power with respect to 4,929,230 shares and shared dispositive power with respect to 8,321,594 shares.

(6)          Information is as of December 31, 2006 and is based upon a Schedule 13G filed by FMR Corp. (“FMR”) and others with the SEC on February 14, 2007 that states the following:

•       Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR, is the beneficial owner of 7,309,811 shares as a result of acting as investment adviser to various investment companies. Edward C. Johnson III, chairman and stockholder of FMR, and FMR each has sole dispositive power of the 7,309,811 shares owned by Fidelity. Voting power over these shares resides with the Fidelity funds’ Boards of Trustees.

•       Members of the Johnson family are the predominant owners of Series B shares of common stock of FMR, representing approximately 49% of the voting power of FMR. The Johnson family group and all other Class B shareholders have entered into a shareholder’s voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR.

•       Fidelity Management Trust Company, a wholly owned subsidiary of FMR, is the beneficial owner of 27,000 shares. Mr. Johnson and FMR each have sole dispositive power over these 27,000 shares and sole power to vote or to direct the voting of 27,000 shares.

•       Strategic Advisers, Inc., a wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. As such, FMR’s beneficial ownership includes 50 shares of the common stock outstanding of Cephalon, Inc., beneficially owned through Strategic Advisers, Inc.

•       Pyramis Global Advisors Trust Company, an indirect wholly-owned subsidiary of FMR and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, serves as investment manager of institutional accounts. As such, FMR’s beneficial ownership includes 307,149 shares of the common stock outstanding of Cephalon, Inc., beneficially owned through Pyramis Global Advisers Trust Company.

(7)          Information is as of December 30, 2006 and is based upon a Schedule 13G filed with the SEC by UBS AG with the SEC on February 20, 2007. UBS AG has sole voting power over 5,956,729 shares and shared dispositive power over 6,775,936 shares.

(8)          Information is as of December 31, 2006 and is based upon a Schedule 13G filed with the SEC by Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) on February 7, 2007. Goldman Sachs, in its capacity as an investment company, may be deemed to beneficially own 4,482,068 shares that are held of record by clients of Goldman Sachs. Goldman Sachs has sole voting power with respect to 4,307,613 shares and sold dispositive power with respect to 4,482,068 shares.

(9)          Information is as of December 31, 2006 and is based upon a Schedule 13G filed with the SEC by Capital Research and Management Company on February 12, 2007. Capital Research and Management Company, an investment adviser registered under Section 203 of the Investment Company Advisers Act of 1940, is deemed to be the beneficial owner of 3,400,000 shares of 5.6% of the 60,965,523 shares of Common Stock believed to be outstanding as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

(10)   Information is as of December 31, 2006 and is based upon a Schedule 13G filed with the SEC by D.E. Shaw Valence Portfolios, L.L.C. on February 14, 2007. D.E. Shaw & Co., L.P., in conjunction with D.E. Shaw Valence Portfolios, L.L.C and David E. Shaw, has shared voting power and shared dispositive power over 3,454,430 shares. These shares consist of 1,388,930 shares in the name of D.E. Shaw Meniscus Portfolios, L.L.C. and 2,065,500 shares that D.E. Shaw Valence, L.L.C. has the right to acquire through the exercise of listed call options. By virtue of Mr. Shaw’s position as President and sole shareholder of D.E. Shaw & Co., Inc., which is the general partner of D.E. Shaw & Co., L.P., which in turn is the managing member and investment adviser of D.E. Shaw Valence Portfolios, L.L.C. and the managing member of D.E. Shaw Valence, L.L.C., Mr. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the 3,454,430 shares as described above constituting 5.7% of the outstanding shares, and therefore, Mr. Shaw may be deemed to be the beneficial owner of such shares. Mr. Shaw disclaims beneficial ownership of such 3,454,430 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that each director and executive officer of the Company, and any other person who owns more than ten percent of the Company’s Common Stock, file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such directors, executive officers and greater-than-ten-percent stockholders are required by regulation to furnish the Company with copies of such reports. To the knowledge of the Company, based solely upon its review of reports furnished to it, as well as written representations from its directors and executive officers to the effect that no other such reports were required to be filed, each covered person met all fiscal 2006 Section 16(a) filing requirements.

ITEM 1—ELECTION OF DIRECTORS

Eight directors are to be elected at the 2007 Annual Meeting. The term of each director expires at the next Annual Meeting of Stockholders and each director shall hold office until the election and qualification of his or her respective successor or until his or her earlier death, removal or resignation. The Board consists of such number of directors as is fixed from time to time by resolution adopted by the Board as provided in the Company’s bylaws. The Board currently is authorized to have up to eight members.

The nominees for election as directors of the Company are Drs. Baldino, Sanders and Wilensky, Ambassador Moley and Messrs. Egan, Greenacre, Kailian and Winger. All nominees are presently directors of the Company whose current terms expire at the time of the 2007 Annual Meeting. All nominees have consented to be named, and have agreed to serve if elected. If this should not be the case, however, the proxies may be voted for a substitute nominee to be designated by the Board, or, as an alternative, the Board may reduce the number of directors to be elected at the meeting or leave the position(s) vacant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE FOR EACH OF THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTORS.

Name of Director	Age	Principal Occupations During Past Five Years and Certain Directorships	Year First Became Director
Frank Baldino, Jr., Ph.D.	53	Dr. Baldino, founder of the Company, has served as Chief Executive Officer and director since the Company’s inception. He was appointed Chairman of the Board of Directors in 1999. He currently serves as a director of Acusphere, Inc., a drug delivery company, NicOx S.A., a pharmaceutical company, and Pharmacopeia, Inc., a developer of proprietary technology platforms for pharmaceutical companies. Dr. Baldino also holds several adjunct academic appointments and is a trustee of Temple University.	1987
William P. Egan	62	Mr. Egan is a founder and general partner of Alta Communications, a venture capital firm. He founded Alta’s predecessor firm, Burr, Egan, Deleage & Co. in 1979 and has identified and backed several of America’s leading growth companies in the communications and information industries. Mr. Egan currently serves as a director of CRH plc, a building material company.	1988
Martyn D. Greenacre	65

Since July 2004, Mr. Greenacre has served as Chairman of Beijing Med-Pharm Corporation, a pharmaceutical company. Mr. Greenacre also has served since 2002 as Chairman of Life Mist Technologies, Inc., a fire suppression equipment company. From 1997 to 2001, Mr. Greenacre served as Chief Executive Officer and director of Delsys Pharmaceutical Corporation, a formulation and drug delivery system company. From 1993 to 1997, Mr. Greenacre served as President and Chief Executive Officer and as a director of Zynaxis Inc., a biopharmaceutical company. From 1989 to 1992, Mr. Greenacre was Chairman Europe, SmithKline

			1992

Beecham Pharmaceutical company. He joined SmithKline & French in 1973, where he held positions of increasing responsibility in its European organization. Mr. Greenacre currently serves as a director of Acusphere, Inc., a drug delivery company, Curis, Inc., a biotechnology company, and Immune Response Corp., a vaccine company.

Vaughn M. Kailian	62

Mr. Kailian is a General Partner of MPM Capital LP, a leading healthcare venture capital firm. He was Vice Chairperson of the Board of Directors of Millennium Pharmaceuticals, Inc. from February 2002 until December 2004. He served as CEO, President and Director of COR Therapeutics, Inc., a biotechnology company, from 1990 until its acquisition by Millennium in 2002. Prior to this, Mr. Kailian was employed by Marion Merrell Dow, Inc., a pharmaceutical company, and its predecessor companies, in various international and U.S. management, marketing and sales positions from 1967 to 1990, including President and General Manager, Merrell Dow USA and Corporate Vice President of Global Commercial Development, Marion Merrell Dow, Inc. Mr. Kailian currently is the Chairman of the Board of ViaCell, Inc., a biotechnology company, and serves on the board of directors of NicOx, S.A., a pharmaceutical company, and Memory Pharmaceuticals, a biopharmaceutical company. He is also a director of BIO Ventures for Global Health.

			2005
Kevin E. Moley	60

Ambassador Moley most recently served as the U.S. Ambassador and the U.S. Permanent Representative to the United Nations and Other International Organizations in Geneva from September 2001 to April 2006. Ambassador Moley also served in the administration of George H.W. Bush as an Assistant Secretary of the U.S. Department of Health and Human Services (HHS) from 1989 to 1992 and as the Deputy Secretary of HHS from 1992 to 1993. In addition to his government service, Ambassador Moley was President and Chief Executive Officer of Integrated Medical Systems Inc. from 1996 to 1998 and was a Senior Vice President of PCS Health Systems, Inc. from 1993 to 1996. Ambassador Moley currently serves on the Board of Directors of Merge Technologies Inc., a developer of medical imaging and information management software and services.

			2006
Charles A. Sanders, M.D.	75	Dr. Sanders is retired from Glaxo, Inc., where he served as Chief Executive Officer from 1989 through 1994 and Chairman of the Board from 1992 through 1995. He also	2001

has served on the Board of Directors of Glaxo plc. Previously, Dr. Sanders held a number of positions at Squibb Corporation. Dr. Sanders currently serves as a director of Genentech, Inc., a biopharmaceutical company, Icagen, Inc., a biopharmaceutical company, Vertex Pharmaceuticals, a biotechnology company, and, until April 2007, BioPure Corporation, an oxygen therapeutics company.

Gail R. Wilensky, Ph.D.	63

Dr. Wilensky serves as a Senior Fellow at Project HOPE, an international health education foundation, which she joined in 1993. From 1997 to 2001, Dr. Wilensky chaired the Medicare Payment Advisory Committee, which advises Congress on all issues relating to Medicare. In November 2004, Dr. Wilensky was appointed as the Vice Chair of the Maryland Health Care Commission. In December 2006, Dr. Wilensky was selected to co-chair a Congressionally-mandated task force on the future of military health care. Dr. Wilensky also is an elected member of the Institute of Medicine and its Governing Council, and serves as a trustee of the Combined Benefits Fund of the United Mineworkers of America and the National Opinion Research Center of the University of Chicago. Dr. Wilensky currently serves as a director of Gentiva Health Services, a specialty pharmaceutical and home health care company, ManorCare, a provider of health care services, Quest Diagnostics, Inc., a leading provider of diagnostic testing, information and services, SRA International, Inc., a provider of information technology services to the government, and UnitedHealth Group, a health care company.

		2002
Dennis L. Winger	59

Mr. Winger currently serves as Senior Vice President and Chief Financial Officer of Applera Corp., a life sciences company, where he is responsible for developing financial and business strategies. He is a member of Applera’s Executive Committee. From 1989 to 1997, Mr. Winger served as Senior Vice President, Finance and Administration, and Chief Financial Officer of Chiron Corporation. From 1982 to 1989, Mr. Winger was with Cooper Companies, Inc., where he held positions of increasing responsibility, including that of Chief Financial Officer. Prior to this, Mr. Winger was with Continental Can Company holding a number of positions including Head of Finance for its international division and General Manager of its Latin American Operations. Mr. Winger currently serves as a director of Cell Genesys, Inc., a pharmaceutical company.

		2003

ITEM 2—APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION
INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On February 8, 2007, the Board approved, subject to stockholder approval at the Annual Meeting, an amendment to Article FOURTH of the Certificate of Incorporation of the Company increasing the number of authorized shares of Common Stock by 200,000,000 shares from 200,000,000 shares to 400,000,000 shares (“Item 2”). Each additional share of Common Stock authorized by Item 2 will have the same rights and privileges as each share of Common Stock presently authorized. Stockholders have no preemptive rights to receive or purchase any of the additional shares of Common Stock authorized by the proposed amendment.

The Board believes that the availability of the additional shares of Common Stock for the purposes stated will be beneficial to the Company by increasing the flexibility of its business and financial planning. While the Company has no present plans to issue the additional authorized shares of Common Stock, the proposed increase in the number of authorized shares of Common Stock will ensure that shares will be available, if needed, for issuance in connection with stock dividends or splits, raising additional capital, making acquisitions, granting additional stock options and for other corporate purposes that the Board determines are advisable.

The following table sets forth certain information with respect to the Company’s Common Stock:

Common Stock	As of March 22, 2007
Shares presently authorized for issuance	200,000,000
Shares issued and outstanding	65,935,248
Shares reserved for issuance under outstanding convertible notes and warrants and pursuant to awards granted under equity compensation plans*	60,626,886
Shares presently available for issuance	73,437,866
Shares that will be available for issuance if Item 2 is adopted	273,437,866

*                    Does not include the proposed increase of 1,000,000 shares for the 2004 Plan contemplated by Item 3.

If Item 2 is approved by the stockholders, the Board will have the authority to issue the additional authorized shares of Common Stock, or any part thereof, without further action by the stockholders except as required by law or applicable requirements of self-regulatory organizations. For example, the NASDAQ Stock Market, on which the Company’s Common Stock is listed, currently requires stockholder approval prior to the listing of additional shares in several instances, including acquisition transactions where the present or potential issuance of shares could result in a 20% or greater increase in the number of shares outstanding.

This Item 2 could have an anti-takeover effect, although that is not its intention. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company’s stockholders to realize a higher price for their shares than is generally available in the public markets. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. In addition to the Company’s Common Stock, the Company’s Certificate of Incorporation currently empowers the Board to authorize the issuance of one or more series of preferred stock without stockholder approval. No shares of preferred stock of the Company are issued or outstanding. No change to the Company’s preferred stock authorization is requested by this Item 2.

If Item 2 is adopted, it will become effective upon filing of a Certificate of Amendment to the Company’s Certificate of Incorporation with the Delaware Secretary of State. However, if the Company’s stockholders’ approve the proposed amendment to the Company’s Certificate of Incorporation, the Board retains discretion under Delaware law not to implement the proposed amendment. If the Board exercised such discretion, the number of authorized shares would remain at its current level.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEM 2.

ITEM 3—APPROVAL OF AMENDMENT TO THE 2004 EQUITY COMPENSATION PLAN
INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE

On February 8, 2007, the Compensation Committee of the Board of Directors adopted, subject to stockholder approval at this Annual Meeting, an amendment to the 2004 Plan that would increase by 1,000,000 shares the total number of shares of Common Stock authorized for issuance under the 2004 Plan from 11,450,000 shares to 12,450,000 shares. This amendment also provides that no more than 400,000 shares of Common Stock may be issued pursuant to Stock Awards that are granted under the 2004 Plan after May 16, 2007. The Board of Directors has directed that the amendment to increase the number of shares of Common Stock authorized for issuance under the 2004 Plan be submitted to the Company’s stockholders for their approval (“Item 3”). If approved by stockholders, the increase in the number of shares authorized for issuance under the 2004 Plan will become effective on May 17, 2007. A copy of Amendment 2007-2 to the 2004 Plan, which provides for this increase in the number of shares of Common Stock, is attached to the electronic copy of this proxy statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov).

As of March 22, 2007, there are only 998,832 shares available for issuance under the 2004 Plan. The Compensation Committee believes that this number is not sufficient in view of the Company’s compensation structure and strategy. The Compensation Committee has concluded that the Company’s ability to attract, retain and motivate top quality management and employees is material to the Company’s success and would be enhanced by the Company’s continued ability to grant equity compensation. In addition, the Compensation Committee believes that the interests of the Company and its stockholders will be advanced if the Company can continue to offer its employees and non-employee directors the opportunity to acquire or increase their proprietary interests in the Company. The Compensation Committee believes that the availability of the additional 1,000,000 shares of Common Stock will ensure that the Company continues to have a sufficient number of shares of Common Stock authorized for issuance under the 2004 Plan.

As of March 22, 2007, the total number of shares of Common Stock to be issued upon the exercise of outstanding options, warrants and rights granted under the Company’s equity compensation plans (including the 2004 Plan) was 8,067,138, which is equal to approximately 12% percent of the Company’s total issued and outstanding shares of Common Stock as of March 22, 2007.

Material Features of the 2004 Plan

The following is a summary of the 2004 Plan. The following summary is qualified in its entirety by reference to the 2004 Plan, a copy of which is attached to the electronic copy of this proxy statement filed with the SEC and may be accessed from the SEC’s home page (www.sec.gov).

General.   The 2004 Plan provides for the grant of incentive stock options and non-qualified stock options (collectively, “Stock Options”) and stock awards (“Stock Awards”). The 2004 Plan currently authorizes up to 11,450,000 shares of Common Stock for issuance, subject to adjustment in certain circumstances as discussed below. The stockholders are being asked to consider and approve an amendment that would, commencing on May 17, 2007, increase the number of shares of Common Stock available for grants under the 2004 Plan by an additional 1,000,000 shares, so that a total of 12,450,000 shares may be issued for grants under the 2004 Plan. Under this amendment, no more than 400,000 shares of Common Stock may be issued pursuant to Stock Awards that are granted under the 2004 Plan after May 16, 2007. If, prior to the end of their original term, Stock Options granted under the 2004 Plan terminate or are cancelled, forfeited, exchanged or surrendered without having been exercised, or if any Stock Awards are forfeited prior to the end of the applicable restriction period, the shares of Common Stock subject to such grants will again be available for future issuance under the 2004 Plan. Shares of Common Stock that were subject to Stock Options that expire at the end of their original term without being exercised and shares that were not issued pursuant to a Stock Option that was exercised through the use of shares are not available for future issuance under the 2004 Plan. The 2004 Plan also provides that the maximum aggregate number of shares of Common Stock that may be granted pursuant to Stock Options to any individual during a calendar year is 500,000 shares.

Administration of the 2004 Plan.   The 2004 Plan is administered and interpreted by the Compensation Committee of the Board of Directors. The Compensation Committee has the sole authority to (i) determine the persons to whom Stock Options and/or Stock Awards may be granted under the 2004 Plan, (ii) determine the type, size and other terms and conditions of each grant, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, so long as no previously granted Stock Option is repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Stock Option, unless the stockholders of the Company provide prior approval, and (v) deal with any other matters arising under the 2004 Plan.

Grants.   All grants are subject to the terms and conditions set forth in the 2004 Plan and to those other terms and conditions consistent with the 2004 Plan as the Compensation Committee deems appropriate and as are specified in writing by the Compensation Committee to the designated individual (the “Grant Notice”). Grants under the 2004 Plan need not be uniform as among other recipients of the same type of grant.

Eligibility for Participation.   All of the employees of the Company and its subsidiaries and advisors and consultants of the Company and its subsidiaries are eligible for grants under the 2004 Plan. The Compensation Committee determines which employees, advisors and consultants will receive grants under the 2004 Plan. Non-employee directors of the Company also are eligible to receive grants under the 2004 Plan. As of March 22, 2007, approximately 154 employees and seven non-employee directors were eligible for grants under the 2004 Plan; it is not possible to specify in advance the number of advisors and consultants who may be eligible for grants.

Stock Options.   The Compensation Committee may grant Stock Options intended to qualify as incentive stock options (“ISOs”) within the meaning of Section 422 of the Code or so-called “non-qualified stock options” that are not intended to so qualify (“NQSOs”) or any combination of ISOs or NQSOs. Non-employee directors, consultants and advisors only receive NQSOs.

The Compensation Committee fixes the exercise price per share on the date of grant. The exercise price of any NQSO or ISO granted under the 2004 Plan may not be less than the fair market value of the underlying shares of Common Stock on the date of grant. The current measure of fair market value on a particular date is the closing sale price of a share of Common Stock as reported on the NASDAQ Stock Market on that date. However, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company, the exercise price per share of an ISO must be at least 110% of the fair market value of a share of Common Stock on the date of grant. To the extent that the aggregate fair market value of shares of Common Stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, such ISOs must be treated as NQSOs.

The Compensation Committee determines the term of each Stock Option; provided, however, that the exercise period may not exceed ten years from the date of grant and, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company, the term may not exceed five years from the date of grant. The vesting period for Stock Options commences on the date of grant and ends on such date as is determined by the Compensation Committee, in its sole discretion, which is specified in the Grant Notice. A grantee may exercise a Stock Option by delivering notice of exercise to the Compensation Committee and paying the exercise price (i) in cash, (ii) with approval of the Compensation Committee, by delivering shares of Common Stock already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price, or through attestation to ownership of such shares, or (iii) by such other method as the Compensation Committee may approve. The grantee must pay, at the time of exercise, the exercise price and the amount of any applicable federal, state or local withholding tax due in connection with such Stock Option exercise at the time specified by the Compensation Committee.

Formula Grants to Non-employee Directors.   Non-employee directors of the Company will automatically receive, without the exercise of discretion by the Compensation Committee, annual grants of NQSOs. Under the 2004 Plan, each non-employee director will receive a grant of an NQSO to purchase 15,000 shares of Common Stock immediately upon his or her first becoming a member of the Board of Directors (whether by election or appointment) and will receive a grant of an NQSO to purchase 10,000 shares of Common Stock upon their annual re-election to the Board. The date of grant of such annual grants will be the date of the Annual Meeting. The Board of Directors has the authority to determine the terms of these grants to non-employee directors. Generally, all annual grants of NQSOs to non-employee directors are fully exercisable on the date of grant with an exercise price equal to the closing market price of the Company’s Common Stock on the date of the grant. The Board of Directors may also grant NQSOs to non-employee directors in addition to the automatic grants described above. Currently, seven non-employee directors are entitled to receive automatic grants of NQSOs and are eligible to receive discretionary NQSO grants under the 2004 Plan.

Stock Awards.   The Compensation Committee may issue shares of Common Stock under a Stock Award for such cash consideration, if any, as is determined by the Compensation Committee. Non-employee directors are not eligible for Stock Awards under the 2004 Plan. The number of shares of Common Stock granted to each grantee is determined by the Compensation Committee. The Grant Notice may provide for a period during which the Stock Award will remain subject to certain restrictions, including restrictions on transferability (the “Restriction Period”). During the Restriction Period, a grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Common Stock to which such Restriction Period applies, except to a successor grantee in the event of the grantee’s death. Unless the Compensation Committee determines otherwise, if a grantee’s employment terminates or if a grantee who is an advisor or consultant ceases to perform services for the Company during the Restriction Period, the Stock Award terminates with respect to all shares of Common Stock covered by the Stock Award as to which the restrictions have not lapsed, and those shares of Common Stock shall be forfeited by the grantee and, if issued, immediately returned to the Company. All restrictions imposed under the Stock Award lapse upon the expiration of the applicable Restriction Period. In addition, the Compensation Committee may determine as to any or all Stock Awards that all restrictions will lapse under such other circumstances as it deems appropriate. The grantee does not have the right to vote or receive dividends or other distributions in respect of any shares of Common Stock covered by a Stock Award until the applicable Restriction Period has expired, unless the Compensation Committee provides otherwise in the Grant Notice. To ensure enforcement of the restrictions during the Restriction Period, the Company issues certificates for Stock Awards only when the applicable Restriction Period has lapsed.

Amendment and Termination of the 2004 Plan.   The Board of Directors and, pursuant to authority delegated to the Compensation Committee by the Board of Directors, the Compensation Committee may amend or terminate the 2004 Plan at any time, subject to stockholder approval if required in order to comply with the Code, other applicable laws, applicable NASDAQ requirements, or the terms of the 2004 Plan. The 2004 Plan will terminate on February 4, 2014, unless terminated earlier by the Board of Directors or extended by the Board of Directors with approval of the stockholders.

Amendment and Termination of Outstanding Grants.   A termination or amendment of the 2004 Plan that occurs after a grant is made will not result in the termination or amendment of the grant unless the grantee consents; provided, however, that the Compensation Committee may revoke any grant the terms of which are contrary to applicable law, or modify any grant to bring it into compliance with any then applicable government regulation. The Board of Directors cannot reprice, replace, or regrant any outstanding grant, unless the Company’s stockholders consent. The termination of the 2004 Plan will not impair the power and authority of the Compensation Committee with respect to outstanding grants.

Adjustment Provisions.   If there is any change in the number or kind of shares of Common Stock outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of such shares, (ii) a merger, reorganization or consolidation of the Company, (iii) reclassification or change in the par value, or (iv) any other extraordinary or unusual event, that, in each case, affects the outstanding shares of Common Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Common Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Common Stock available for grants, the maximum limit on the number of shares that may be granted to any individual under the 2004 Plan in any year, the number of shares covered by outstanding grants, the kind of shares issued under the 2004 Plan, and the price per share of such grants will be equitably adjusted by the Compensation Committee, in such manner as the Compensation Committee deems appropriate, to reflect any increase or decrease in the number or kind of issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of the rights and benefits under the 2004 Plan and such grants.

Corporate Transactions/Change in Control of the Company.   In the event of a “Corporate Transaction,” unless (i) outstanding Stock Options and Stock Awards are assumed by the successor or parent of the successor, (ii) replaced with shares of the capital stock of the successor or parent having comparable value and terms, (iii) replaced with a cash incentive option or stock that preserves the Stock Option spread or Stock Award value existing at the time of the transaction and provides for subsequent payout in accordance with the same terms and conditions of the Stock Option and Stock Award, (iv) the Stock Option and Stock Award is replaced by a grant under another incentive program which the Compensation Committee determines is reasonably equivalent in value, or (v) the vesting period under the Stock Option or the Stock Award is subject to other limitations imposed by the Compensation Committee at the time of grant, all outstanding Stock Options will automatically accelerate and become immediately exercisable and all restrictions with respect to Stock Awards will lapse.

The 2004 Plan defines “Corporate Transaction” to mean the occurrence of either of the following stockholder-approved transactions to which the Company is a party: (i) a merger or consolidation in which more than 50% of the combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of more than 75% of the Company’s assets in a single or related series of transactions. “Change in Control” is generally defined in the 2004 Plan as a change in ownership or control of the Company through (i) the acquisition of more than 30% of the combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board of Directors does not recommend such stockholders accept; or (ii) a change in the composition of the Board of Directors over a 24-month or shorter period such that a majority of the Board of Directors’ members cease to continue as members subject to certain conditions described in the 2004 Plan.

In the event of a grantee’s cessation of services by reason of an “Involuntary Termination” within 36 months after a Corporate Transaction in which such grantee’s outstanding Stock Options were assumed or replaced or Stock Awards were replaced, or within 36 months after a “Change in Control,” each Stock Option (or replacements thereof) will automatically accelerate and become fully exercisable and all restrictions applicable to Stock Awards (or replacements thereof) will lapse. The Stock Option will remain exercisable until the earlier of the expiration of the Stock Option term or the one-year period after the date of the Involuntary Termination.

The 2004 Plan defines “Involuntary Termination” to mean the termination of the service of any grantee of the Company or any successor thereto which occurs by reason of (i) such individual’s involuntary dismissal or discharge by the Company or the successor thereto for reasons other than the commission of any act of fraud, embezzlement or dishonesty by the grantee, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Company or its successor, or any other intentional misconduct by such individual adversely affecting the business or affairs of the Company, or its successor in a material manner, or (ii) such individual’s voluntary resignation, in either case following: (a) a change in his or her position with the Company or the successor thereto which materially reduces his or her level of responsibility, (b) a reduction in his or her level of compensation (including base salary, significant fringe benefits or any non-discretionary and objective-standard incentive payment or bonus award) by more than 10% in the aggregate, or (c) a relocation of such individual’s place of employment by more than 50 miles, only if such change, reduction or relocation is effected by the Company or the successor thereto without the individual’s consent.

With respect to Stock Options granted to non-employee directors, upon the occurrence of a Corporate Transaction or upon Involuntary Termination of a non-employee director within 36 months following a Change in Control, each Stock Option of such non-employee director will automatically accelerate and become fully exercisable and will remain exercisable until the expiration of the option term or earlier surrender of such Stock Option.

The foregoing provisions do not serve to limit the Compensation Committee’s ability to take other actions with respect to outstanding Stock Options and Stock Awards, including acceleration of exercisability or vesting, under its broad discretionary authority under the 2004 Plan.

Option and Stock Award Information.   As of March 22, 2007, Stock Awards representing an aggregate of 1,795,925 shares of Common Stock (net of cancellations) had been awarded under the 2004 Plan, of which 708,650 remain subject to restrictions under the 2004 Plan, and Stock Options to purchase an aggregate of 8,655,243 shares of Common Stock (net of cancellations) had been granted under the 2004 Plan, of which 4,930,982 were outstanding. If the amendment to the 2004 Plan to increase the number of shares authorized to be issued under the 2004 Plan is approved, the total number of shares of Common Stock that may be issued under the 2004 Plan will be 12,450,000 shares, of which 1,998,832 shares will be available for issuance under the 2004 Plan.

No grants have been made under the 2004 Plan that are subject to stockholder approval at the Annual Meeting. Other than the automatic grants to non-employee directors, it is not possible at present to predict the number of grants that will be made or who will receive any such grants under the 2004 Plan after the Annual Meeting.

The last sales price of the Company’s Common Stock on March 22, 2007, was $69.30 per share.

Federal Income Tax Consequences.   The following is a brief description of the U.S. federal income tax consequences generally arising with respect to grants that may be awarded under the 2004 Plan. This discussion is intended for the information of the stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the 2004 Plan.

The grant of an ISO or NQSO will create no tax consequence for the grantee or the Company. A grantee will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction at that time. Upon exercising an NQSO, the grantee must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares received. The Company generally will be entitled to a deduction equal to the amount recognized as ordinary income by the grantee.

A grantee’s disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the grantee’s tax basis in such shares (the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequence to the Company in connection with a disposition of shares acquired under an option, except that the Company will be entitled to a deduction (and the grantee will recognize ordinary income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods are satisfied.

With respect to grants of Stock Awards under the 2004 Plan that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received less any amounts paid for the shares. The Company generally will be entitled to a deduction for the same amount. With respect to Stock Awards involving shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the time that the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee. A grantee may elect to be taxed at the time of receipt of the grant of such restricted shares rather than upon the lapse of the restriction on transferability or the substantial risk of forfeiture, but if the grantee subsequently forfeits the shares, the grantee would not be entitled to any tax deduction, including a capital loss, for the value of the shares on which the grantee previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty (30) days after the date of the grant.

Section 162(m) of the Code generally disallows a public corporation’s tax deduction for compensation paid to its chief executive officer and any of its four other most highly compensated officers in excess of $1,000,000 in any year. Compensation that qualifies as “performance-based compensation” is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the corporation that pays it. The Company intends that Stock Options granted under the 2004 Plan by the Compensation Committee will qualify as “performance-based compensation.” Stock Awards granted under the 2004 Plan will not qualify as “performance-based compensation.”

Securities Authorized for Issuance Under Equity Compensation Plans

The following table gives information about the Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of December 31, 2006, including the 1987 Stock Option Plan (which expired in 1997) (the “1987 Plan”), the 2004 Plan and the 2000 Equity Compensation Plan for Employees and Key Advisors (the “2000 Plan”).

Equity Compensation Plan Information

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance (Excludes Securities Reflected in Column (a))(2)
Equity compensation plans approved by stockholders	5,823,382	(3)	$46.19	1,005,019
Equity compensation plans not approved by stockholders(4)	2,549,088		$59.85	76,475
Total	8,372,470	(5)	$50.35	1,081,494	(6)

(1)          The foregoing does not include options assumed under the Anesta Corp. 1993 Stock Option Plan (the “Anesta Plan”) as a result of our acquisition of Anesta Corp. in 2000. As of December 31, 2006, there were 31,728 shares of common stock subject to outstanding options under the Anesta Plan, with a weighted average exercise price of these options of $27.07 per share. No additional shares are reserved for issuance under the Anesta Plan.

(2)          The 2004 Plan permits the Board or the Compensation Committee to award stock awards to participants. Up to 286,209 of the shares remaining available for issuance under equity compensation plans approved by stockholders may be issued as restricted stock awards. Restricted stock awards are not permitted to be made under the terms of the 2000 Plan.

(3)          Includes awards covering 709,900 shares of unvested restricted stock that are outstanding under the 2004 Plan. Also includes 2,700 shares to be issued upon exercise of outstanding options granted under the 1987 Plan. There are no shares that remain available for grant under the 1987 Plan.

(4)          Issued under the 2000 Plan, which does not require the approval of, and has not been approved by, Cephalon stockholders.

(5)          As of March 22, 2007, the total number of shares to be issued upon exercise of outstanding options, warrants or rights was 8,067,138, which is equal to approximately 12 percent of the Company’s total issued and outstanding shares of Common Stock as of March 22, 2007.

(6)          Does not include 1,000,000 additional shares of Common Stock that would be available for issuance if this Item 3 is approved.

2000 Equity Compensation Plan for Employees and Key Advisors

On December 13, 2000, the Board adopted the 2000 Plan. The 2000 Plan has been amended several times since its adoption, most recently on July 25, 2002. The 2000 Plan provides that options may be granted to the Company’s employees who are not officers or directors of the Company and consultants and advisors who perform services for the Company. At the time of its initial approval, the 2000 Plan was not submitted to, nor was it required to be submitted to, the Company’s stockholders for approval. Amendments to the 2000 Plan, including amendments increasing the number of shares of Common Stock reserved for issuance under the 2000 Plan, also did not require approval of the Company’s stockholders. In light of changes to the NASDAQ stockholder approval requirements for stock option plans, the Board has decided that it will not further increase the number of shares authorized for issuance under the 2000 Plan, but will continue to use any shares authorized for issuance under the 2000 Plan for future grants until the 2000 Plan expires according to its terms in 2010.

The purpose of the 2000 Plan is to promote the Company’s success by linking the personal interests of the Company’s non-executive employees and consultants and advisors to those of the Company’s stockholders and by providing grantees with an incentive for outstanding performance. The 2000 Plan currently authorizes the granting of NQSOs only. The 2000 Plan is administered and interpreted by the Compensation Committee of the Board. The Compensation Committee determines the individuals who will receive an NQSO grant under the 2000 Plan, the number of shares of Common Stock subject to the NQSO, the period during which the NQSO becomes exercisable, the term of the NQSO (but not to exceed 10 years from the date of grant) and the other terms and conditions of the NQSO consistent with the terms of the 2000 Plan. All of the NQSOs that are currently outstanding under the 2000 Plan become exercisable ratably over a four-year period beginning on the date of grant and expire ten years from the date of grant. The exercise price of an NQSO granted under the 2000 Plan will be determined by the Compensation Committee, but may not be less than the fair market value of the underlying stock on the date of grant. A grantee may exercise an NQSO granted under the 2000 Plan by delivering notice of exercise to the Compensation Committee and paying the exercise price (i) in cash, (ii) with approval of the Compensation Committee, by delivering shares of Common Stock already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price, or through attestation to ownership of such shares, or (iii) through such other method as the Compensation Committee may approve.

The Board has the authority to amend or terminate the 2000 Plan at any time without stockholder approval. The 2000 Plan will terminate on December 12, 2010, unless it is terminated earlier by the Board or is extended by the Board. No amendment or termination of the 2000 Plan may adversely affect any option previously granted under the 2000 Plan without the written consent of the grantee, unless required by applicable law.

The consequences described above under the description of the 2004 Plan with respect to a “Corporate Transactions/Change in Control of the Company” also apply to outstanding NQSOs under the 2000 Plan in the event of a Corporate Transaction or Change in Control.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEM 3.

ITEM 4—RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING
DECEMBER 31, 2007

The Board, on the recommendation of the Audit Committee, has reappointed PricewaterhouseCoopers LLP as our independent registered public accountants for the year ending December 31, 2007, and has further directed that management submit the selection of PwC as independent registered public accountants for ratification by the stockholders at the Annual Meeting. Stockholder ratification of the selection of PwC as the Company’s independent registered public accountants is not required by Cephalon’s bylaws, Delaware corporate law or otherwise. The Board has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of PwC as independent registered public accountants, the Board will reconsider whether to retain that firm for fiscal 2007.

PwC has audited the Company’s financial statements since their appointment in June 2002. Representatives of PwC are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The following table sets forth the aggregate fees billed by PwC to the Company for:

	2005	2006
Audit fees(1)	$2,475,249	$2,374,353
Audit-Related fees(2)	151,729	426,020
Tax fees(3)	513,390	969,709
All other fees(4)	97,780	0
TOTAL	$3,238,148	$3,770,082

(1)          Fees for professional services performed by PwC for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q filings, and services that are normally provided in connection with statutory regulatory filings or engagements.

(2)          Fees for assurance and related services performed by PwC that are reasonably related to the performance of the audit or review of the Company’s financial statements. This includes: employee benefit and compensation plan audits; due diligence related to mergers and acquisitions; attestations by PwC that are not required by statute or regulation; and advice on financial accounting/reporting standards.

(3)          Fees for professional services performed by PwC with respect to tax compliance ($36,891 in 2005 and $344,115 in 2006) and tax advice ($476,499 in 2005 and $625,594 in 2006). This includes preparation of original and amended tax returns for the Company and its consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from “Audit-Related” items.

(4)          Fees for other permissible work performed by PwC that does not meet the above category descriptions.

The Audit Committee’s policy is to pre-approve the engagement of PwC to render all audit and tax-related services for the Company, as well as any changes to the terms of the engagement. The Audit Committee also will pre-approve all non-audit related services proposed to the provided by the Company’s independent auditors. The Audit Committee reviews the terms of the engagement, a description of the engagement, and a budget for the engagement. The request for services must be specific as to the particular services to be provided. Requests are aggregated and submitted to the Audit Committee in one of the following ways: requesting approval of services at a meeting of the Audit Committee, through a written consent or by a designated member of the Audit Committee. All services performed by PwC in 2006 were pre-approved by the Audit Committee in accordance with the Audit and Non-Audit Pre-Approval Policy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEM 4.

OTHER MATTERS

The Board is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting in accordance with the Company’s bylaws, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment on such matters. The chairman of the meeting may refuse to allow the transaction of any business not presented, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

ADDITIONAL INFORMATION

“Householding” of Proxy Materials

Cephalon has adopted a method of delivery for its proxy statement and annual report called “householding” to stockholders. Under this method, the Company delivers only one copy of the proxy materials to one or more stockholders who share the same last name and address (and do not participate in electronic delivery), unless such stockholders have notified the Company that they wish to continue to receive multiple copies. Cephalon adopted the householding method to reduce the amount of duplicative material that its stockholders receive and to lower printing and mailing costs. Householding is in effect for the 2007 Annual Meeting of Stockholders and will remain in effect for all future Annual Meetings.

If you are a registered stockholder who previously received multiple copies and wish to continue to receive multiple copies of the Company’s proxy materials at the same address, additional copies will be provided to you upon request. You may request multiple copies by notifying the Company in writing or verbally that you wish to opt out of the householding program at Investor Relations, Cephalon, Inc., 41 Moores Road, Frazer, Pennsylvania 19355, (610) 738-6376. You may opt out of householding at any time prior to 30 days prior to the mailing of proxy materials in April of each year. If you own the Company’s common stock in nominee name (such as through a broker), please notify your broker if you wish to continue to receive multiple copies of the proxy materials.

Proxy Solicitation Costs

In addition to the use of the mails, proxies may be solicited by telephone by officers, directors and a small number of regular employees of the Company who will not be specially compensated for such services. The Company also has requested banks, brokers and other custodians, nominees and fiduciaries to solicit proxies from beneficial owners, where appropriate, and will reimburse such persons for reasonable expenses incurred in that regard.

Advance Notice Provisions

Under the Company’s bylaws, no business may be brought before an Annual Meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Secretary of the Company not earlier than the close of business on the one hundred and twentieth day nor later than the close of business on the ninetieth day prior to the first anniversary of the preceding year’s Annual Meeting. In addition, any stockholder who wishes to submit a nomination to the Board must deliver written notice of the nomination within this time period and comply with the information requirements in the bylaws relating to stockholder nominations. See “Governance of the Company—How does the Board select nominees for the Board?” for additional information about stockholder nominations. These requirements are separate from and in addition to requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

Stockholder Proposals for the 2008 Annual Meeting

Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Stockholders in 2008 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Secretary of the Company at its offices at 41 Moores Road, Frazer, PA 19355, no later than December 15, 2007.

Annual Report on Form 10-K

The Company will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, including the financial statements and schedules thereto, but excluding exhibits. Requests for copies of such report should be directed to Investor Relations, Cephalon, Inc., 41 Moores Road, Frazer, Pennsylvania 19355, (610) 738-6376. The Annual Report on Form 10-K is being mailed with this proxy statement, but does not constitute a part of this proxy statement.

By Order of the Board of Directors,

JOHN E. OSBORN
Secretary

Frazer, Pennsylvania
April 11, 2007

Attachment 1

CEPHALON, INC.

1995 EQUITY COMPENSATION PLAN

As Amended and Restated, Effective as of March 28, 2003

The purpose of the Cephalon, Inc. 1995 Equity Compensation Plan (the “Plan”) is to provide (i) designated employees of Cephalon, Inc. (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform valuable services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”), with the opportunity to receive grants of incentive stock options, nonqualified stock options and stock awards, as set forth herein. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders.

1.     Administration

(a)   Committee.   The Plan shall be administered by a committee, which may consist of “outside directors” as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, the Board may ratify or approve any grants as it deems appropriate.

(b)   Committee Authority.   The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, so long as no previously granted option is repriced, replaced, or regranted through cancellation, or by lowering the option exercise price of a previously granted option, unless the shareholders of the Company provide prior approval, and (v) deal with any other matters arising under the Plan. Notwithstanding the foregoing, non-employee members of the Board shall be eligible to receive only nonqualified stock options pursuant to the provisions of Section 6 hereof.

(c)   Committee Determinations.   The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

2.     Grants

Awards under the Plan may consist of grants of incentive stock options as described in Section 5 (“Incentive Stock Options”), nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”) grants or Nonqualified Stock Options to non-employee members of the Board as described in Section 6 and stock awards as described in Section 7 (“Stock Awards”) (hereinafter collectively referred to as “Grants”). All Grants shall be subject to the terms and conditions set forth herein and to such other

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terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”). The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

3.     Shares Subject to the Plan

(a)   Shares Authorized.   Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued or transferred under the Plan is 4,700,000 shares (and, (i) effective February 1, 2002, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 1,200,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 5,900,000 shares; provided, however, that no more than 100,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards, and (ii) effective February 6, 2003, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 2,500,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 8,400,000 shares; provided, however, that no more than 100,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards). The maximum aggregate number of shares of Company Stock that shall be subject to Grants of Options made under the Plan to any individual during any calendar year shall not exceed 500,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan. If shares of Company Stock are used to pay the exercise price of an Option, only the net number of shares received by the grantee pursuant to such exercise shall be considered to have been issued or transferred under the Plan with respect to such Option, and the remaining number of shares subject to the Option shall again be available for purposes of the Plan.

(b)   Adjustments.   If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

4.     Eligibility for Participation

(a)   Eligible Persons.   All employees of the Company and its subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in the Plan; provided, however, that Non-Employee Directors may only receive Nonqualified Stock Options pursuant to Section 6. Consultants and

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advisors who perform services for the Company or any of its subsidiaries (“Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b)   Selection of Grantees.   The Committee shall select the Employees and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Grants to Non-Employee Directors shall be governed by Section 6. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees”.

(c)   Prospective Employees and Key Advisors.   Option and Stock Awards may be granted to a prospective Employee or Key Advisor conditioned upon, and the date of grant shall be no earlier than, the date such person becomes an Employee or Key Advisor.

5.     Granting of Options

(a)   Number of Shares.   Subject to the limitations set forth in Section 3(a) and except as provided in Section 6, the Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b)   Type of Option and Price.

(i)    The Committee may grant Incentive Stock Options that are intended to qualify as “incentive stock options” within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii)   The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

(iii)  If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

(c)   Option Term.   The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined

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voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

(d)   Exercisability of Options.   Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may impose such additional restrictions or conditions on the exercisability of Options or on the shares of Company Stock issuable upon exercise of the Options as it shall determine and specify in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(e)   Exercise of Options.   A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (x) in cash, (y) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, or (z) to the extent permitted by applicable law, by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 8) as specified by the Committee.

(f)    Limits on Incentive Stock Options.   Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, within the meaning of section 424(f) of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary.

6.     Option Grants to Non-Employee Directors

A Non-Employee Director shall be entitled to receive Nonqualified Stock Options in accordance with this Section 6.

(a)   Initial Grant.   Each Non-Employee Director who first becomes a member of the Board after February 1, 1995, will receive a grant of a Nonqualified Stock Option to purchase 15,000 shares of Company Stock, immediately upon his or her becoming a member of the Board, according to such terms as the Board, in its sole discretion, may deem appropriate.

(b)   Annual Grants.   On each date that the Company holds its annual meeting of stockholders, commencing with the 1995 calendar year, each Non-Employee Director in office immediately after the annual election of directors (including any directors first elected at such meeting) will receive a grant of a Nonqualified Stock Option to purchase 10,000 shares of Company Stock according to such terms as the Board, in its sole discretion, may deem appropriate. The date of grant of such annual Grants shall be the date of such annual meeting of stockholders.

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(c)   Discretionary Grants.   In addition to the grants provided under Sections 6(a) and 6(b), Non-Employee Directors shall be eligible to receive grants of Nonqualified Stock Options under the Plan at such times, in such amounts and according to such terms as the Board, in its sole discretion, may deem appropriate.

(d)   Acceleration.   Upon the occurrence of a Corporate Transaction (as defined in Section 10) or upon Involuntary Termination (as defined in Section 10) of a director within thirty-six (36) months following a Change in Control (as defined in Section 10), each Nonqualified Stock Option of such director shall automatically accelerate and become fully exercisable as to all shares subject to such option and shall remain exercisable until the expiration of the option term or earlier surrender of such option.

(e)   Except as otherwise provided in this Section 6, the Nonqualified Stock Options granted to Non-Employee Directors shall be subject to the provisions of this Plan applicable to Nonqualified Stock Options granted to other persons.

7.     Stock Awards

The Committee may issue or transfer shares of Company Stock to an Employee, or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

(a)   General Requirements.   Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for such cash consideration, if any, and subject to such restrictions, if any, as determined by the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Stock Award will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b)   Number of Shares.   Subject to the limitations set forth in Section 3(a), the Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c)   Requirement of Employment or Service.   If the Grantee ceases to be employed by, or provide service to, the Company or any of its subsidiaries or any other entity owned or controlled by the Company, during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the award as to which the restrictions have not lapsed, and those shares of Company Stock shall be immediately forfeited and returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)   Restrictions on Transfer and Legend on Stock Certificate.   During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of the Stock Award except to a Successor Grantee under Section 9(a). Each certificate for Stock Awards shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for Stock Awards until all restrictions on such shares have lapsed.

(e)   Right to Vote and to Receive Dividends.   Except as otherwise determined by the Committee and specified in the Grant Instrument, during the Restriction Period, the Grantee shall not have the right to vote shares subject to Stock Awards or to receive any dividends or other distributions paid on such shares, until all restrictions on such shares have lapsed.

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(f)    Lapse of Restrictions.   All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

8.     Withholding of Taxes

(a)   Required Withholding.   All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b)   Election to Withhold Shares.   If the Committee so permits, a Grantee may elect to satisfy the Company’s income tax withholding obligation with respect to a Grant by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

9.     Transferability of Grants

(a)   Nontransferability of Grants.   Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b)   Transfer of Nonqualified Stock Options.   Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

10.   Certain Corporate Transactions and Changes of Control

(a)   Change of Control.   As used in Section 10(d) below, a “Change of Control” shall be deemed to have occurred if there is a change in ownership or control of the Company effected through either of the following transactions:

(i)    the direct or indirect acquisition by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than thirty percent (30%) of the combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders to accept; or

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(ii)   a change in the composition of the Board over a period of twenty-four (24) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (x) have been Board members continuously since the beginning of such period, or (y) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (x) who were still in office at the time such election or nomination was approved by the Board.

(b)   Corporate Transaction.   As used in Section 10(d) below, “Corporate Transaction” shall mean either of the following stockholder-approved transactions to which the Company is a party:

(i)    a merger or consolidation in which securities possessing more than fifty percent (50%) of the combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii)   the sale, transfer or other disposition of more than 75% of the Company’s assets in a single or related series of transactions.

(c)   Involuntary Termination.   As used in Section 10(d) below, “Involuntary Termination” shall mean the termination of the service of any Grantee of the Company or any successor thereto which occurs by reason of:

(i)    such individual’s involuntary dismissal or discharge by the Company or the successor thereto for reasons other than Misconduct (as defined below), or

(ii)   such individual’s voluntary resignation, in either case following:

(A)  a change in his or her position with the Company or the successor thereto which materially reduces his or her level of responsibility,

(B)   a reduction in his or her level of compensation (including base salary, significant fringe benefits or any non-discretionary and objective-standard incentive payment or bonus award) by more than ten percent (10%) in the aggregate; or

(C)   a relocation of such individual’s place of employment by more than fifty (50) miles, only if such change, reduction or relocation is effected by the Company or the successor thereto without the individual’s consent.

For purposes of this definition, the term “Misconduct” means the commission of any act of fraud, embezzlement or dishonesty by the Grantee, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Company or its successor, or any other intentional misconduct by such individual adversely affecting the business or affairs of the Company or its successor in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company or its successor may consider as grounds for the dismissal or discharge of any Grantee or its successor.

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(d)   Consequences of Certain Corporate Transactions and Changes of Control

(i)    In the event of any Corporate Transaction, each Option which is at the time outstanding under this Plan and each Stock Award to which the restrictions have not lapsed shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such Option and may be exercised for all or any portion of such shares as fully-vested shares and all restrictions applicable to the shares of Common Stock subject to such Stock Award shall lapse. However, the vesting of an outstanding Grant under this Plan shall not so accelerate nor shall the restrictions so lapse if and to the extent:

(A)  such Grant is, in connection with such Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with an option or stock award for shares of the capital stock of the successor corporation or parent thereof having comparable value and terms;

(B)   such Grant is to be replaced with a cash incentive option or award of the successor corporation which preserves the Option spread or Stock Award value existing at the time of such Corporate Transaction and provides for subsequent payout in accordance with the same terms and conditions, including without limitation, the same vesting schedule applicable to such Grant;

(C)   such Grant is to be replaced by a grant under another incentive program which the Committee determines is reasonably equivalent in value; or

(D)  the acceleration of the vesting period under such Option or the lapse of restrictions with respect to such Stock Award is subject to other limitations imposed by the Committee at the time of the Grant. The determination of comparability under clauses 10(d)(i)(A), (B) or (C) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

(ii)   Upon a Grantee’s cessation of service by reason of an Involuntary Termination within thirty-six (36) months after a Corporate Transaction in which his or her outstanding options or grants are assumed or replaced pursuant to clause 10(d)(i)(A), (B) or (C) above, each such option or grant under clause 10(d)(i)(A) shall automatically accelerate and become fully exercisable and all restrictions applicable to such grants shall lapse, with respect to the total number of shares of stock at the time subject to such option or grant and the cash incentive program under clause 10(d)(i)(B) or other incentive program under clause 10(d)(i)(C) shall become fully vested. In addition, upon a Grantee’s cessation of service by reason of an Involuntary Termination within 36 months after a Change of Control, each Option shall automatically accelerate and become fully exercisable and all restrictions applicable to Stock Awards shall lapse, with respect to the total number of shares of Company Stock at the time subject to such Grant. The Option as so accelerated shall remain exercisable until the earlier of the expiration of the option term or the expiration of the one (1)-year period measured from the date of such Involuntary Termination.

(iii) Immediately following the consummation of a Corporate Transaction, all outstanding Grants under this Plan shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.

(iv)  Each outstanding Grant under this Plan that is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the Grantee, upon consummation of such Corporate Transaction, had (in the case of an Option) such person exercised the Option immediately prior to such Corporate Transaction. In the case of an Option, appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of shares

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available for issuance under the Plan on both an aggregate and participant basis following the consummation of such Corporate Transaction shall be appropriately adjusted.

(v)   The provisions of Section 10(d)(i) shall not operate as a limitation on the Committee’s discretionary authority, exercisable either at the time of the Grant or at any time while the Grant remains outstanding, to provide for the automatic acceleration of one or more outstanding Options, or the lapse of all restrictions applicable to a Stock Award upon the occurrence of any change in the Company’s organization, ownership or structure not otherwise within the definition of a Corporate Transaction or a Change of Control. The Committee also shall have full power and authority to condition any such option acceleration, restriction lapse and the termination of any outstanding repurchase rights upon the Grantee’s cessation of service by reason of an Involuntary Termination within a specified period following any such event. Any Options accelerated in connection with any such event shall remain fully exercisable until the expiration or sooner termination of the option term or the surrender of such option.

(vi)  The acceleration or substitution of Grants under this Section 10 shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(vii) The portion of any Incentive Stock Option accelerated under this Section 10(d) in connection with a Corporate Transaction or Change of Control intended to comply with section 424 of the Code shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the dollar limitation specified in Section 5(f) is not exceeded. To the extent such dollar limitation is exceeded, such option shall be exercisable as a nonqualified stock option under the Federal tax laws.

11.   Limitations on Issuance or Transfer of Shares.

No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

12.   Amendment and Termination of the Plan

(a)   Amendment.   The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required in order to comply with the Code or other applicable laws, or to comply with applicable stock exchange requirements.

(b)   Termination of Plan.   The Plan shall terminate on the day immediately preceding the tenth anniversary of its Original Effective Date (as defined below), unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

(c)   Termination and Amendment of Outstanding Grants.   A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 18(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 18(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan, so long as no previously

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granted Option is repriced, replaced, or regranted through cancellation, or by lowering the Exercise Price of a previously granted Option, unless the shareholders of the Company provide prior approval.

(d)   Governing Document.   The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

13.   Funding of the Plan

This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

14.   Rights of Participants

Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

15.   No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

16.   Headings

Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

17.   Effective Date of the Plan.

Subject to approval by the Company’s shareholders, the Plan, as hereby amended and restated, shall be effective as of March 28, 2003. The original effective date of the Plan was February 1, 1995 (the “Original Effective Date”).

18.   Miscellaneous

(a)   Grants in Connection with Corporate Transactions, Changes of Control and Otherwise.

Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or Stock Award grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

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(b)   Compliance with Law.   The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of section 162(m) of the Code, and section 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 162(m) or 422 of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation, so long as no previously granted Option is repriced, replaced, or regranted through cancellation, or by lowering the Exercise Price of a previously granted Option, unless the shareholders of the Company provide prior approval. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c)   Governing Law.   The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions thereof.

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AMENDMENT 2004-1

TO THE

CEPHALON, INC.

1995 EQUITY COMPENSATION PLAN

1.     Effective as of February 5, 2004, the name of the Plan shall be changed to the “Cephalon, Inc. 2004 Equity Compensation Plan” and all references in the Plan to the “Cephalon, Inc. 1995 Equity Compensation Plan” shall be revised accordingly.

2.     Effective as of February 5, 2004, subject to the approval of the Company’s stockholders, the first sentence of Section 3(a) of the Plan shall be amended in its entirety to read as follows:

“Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued or transferred under the Plan is 4,700,000 shares and, (i) effective February 1, 2002, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 1,200,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 5,900,000 shares; provided, however, that no more than 100,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards, (ii) effective February 6, 2003, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 2,500,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 8,400,000 shares; provided, however, that no more than 100,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards, and (iii) effective February 5, 2004, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 1,300,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 9,700,000 shares; provided, however, that no more than 500,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards.”

3.     Effective as of February 5, 2004, subject to the approval of the Company’s stockholders, Section 12(b) of the Plan shall be amended in its entirety to read as follows:

“(b)   Termination of Plan.   The Plan shall terminate on the day immediately preceding the tenth anniversary of February 5, 2004, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.”

4.     As thus amended, the Plan is hereby ratified, republished and reconfirmed and said Plan and this amendment thereto hereby constitute the Plan.

AMENDMENT 2006-1

TO THE

CEPHALON, INC.

2004 EQUITY COMPENSATION PLAN

WHEREAS, Cephalon, Inc. (the “Company”) maintains the Cephalon, Inc. 2004 Equity Compensation Plan (the “Plan”) for the benefit of its eligible employees, certain consultants and advisors who perform services for the Company, and non-employee members of the Company’s Board of Directors (the “Board”);

WHEREAS, pursuant to Section 12(a) of the Plan, the Board may amend the Plan at any time;

WHEREAS, pursuant to Section 141 of the Delaware General Corporation Law, the Board has delegated its authority to amend or modify any of the Company’s existing equity compensation plans, including the Plan, to the Stock Option and Compensation Committee of the Board of Directors (the “Committee”), as more fully described in Section III of the Committee’s charter;

WHEREAS, the Committee desires to amend the Plan to increase, by an additional 1,750,000 shares, the aggregate number of shares of Company common stock (“Company Stock”) authorized for issuance under the Plan, so that a total of 11,450,000 shares of Company Stock are authorized for issuance under the Plan, and to provide that no more than 600,000 of these additional 1,750,000 shares of Company Stock may be issued pursuant to stock awards under the Plan; and

WHEREAS, the Committee also desires to amend the Plan to provide that certain previously issued shares that are returned to the Company will not again be available for issuance as future grants under the Plan.

NOW, THEREFORE, in accordance with the foregoing, effective as of May 17, 2006, the Plan shall be amended as follows:

1.     Section 3(a) of the Plan shall be amended in its entirety to read as follows, with Section 3(a)(1) subject to the approval of the Company’s stockholders:

“(1) Shares Authorized.   Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued or transferred under the Plan is 4,700,000 shares and, (i) effective February 1, 2002, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 1,200,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 5,900,000 shares; provided, however, that no more than 100,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards; (ii) effective February 6, 2003, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 2,500,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 8,400,000 shares; provided, however, that no more than 100,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards; (iii) effective February 5, 2004, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 1,300,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 9,700,000 shares; provided, however, that no more than 500,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards; and (iv) effective May 17, 2006, the aggregate number of shares of Company stock that may be issued or transferred under the Plan shall be increased by 1,750,000 shares to that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 11,450,000 shares; provided, however, that no more than 600,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards.

(2)   Annual Individual Maximum.   The maximum aggregate number of shares of Company Stock that shall be subject to Grants of Options made under the Plan to any individual during any calendar year shall not exceed 500,000 shares, subject to adjustment as described below.

(3)   Source of Shares for Issuance.   Shares issuable pursuant to the exercise of Options and the grant of Stock Awards may be delivered out of the authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan.

(4)   Expiration of Options; Canceled, Forfeited, Exchanged, Surrendered Options.   With respect to Options granted under the Plan that expire at the end of their original term without having been exercised, the shares of Company Stock subject to such Options will not be available for future issuance or transfer under the Plan. With respect to Options granted under the Plan that terminate or are canceled, forfeited, exchanged or surrendered without having been exercised prior to the end of their original term, or any Stock Awards that are forfeited prior to the end of the applicable Restriction Period (as defined in Section 7), the shares of Company Stock subject to such Grants shall again be available for future issuance or transfer under the Plan.”

2.     As thus amended, the Plan is hereby ratified, republished and reconfirmed and said Plan and this amendment thereto hereby constitute the Plan.

IN WITNESS WHEREOF, and as evidence of the adoption of Amendment 2006-1 to the Plan as set forth herein, the Committee has caused this Amendment 2006-1 to be executed this 31st day of January 2006.

CEPHALON, INC.
By:	/s/ CARL A. SAVINI
Title:	Senior Vice President, Chief Administrative Officer

AMENDMENT 2007-2

TO THE

CEPHALON, INC.

2004 EQUITY COMPENSATION PLAN

WHEREAS, Cephalon, Inc. (the “Company”) maintains the Cephalon, Inc. 2004 Equity Compensation Plan (the “2004 Plan”) for the benefit of its eligible employees, certain consultants and advisors who perform services for the Company, and non-employee members of the Company’s Board of Directors (the “Board”);

WHEREAS, pursuant to Section 12(a) of the 2004 Plan, the Board may amend the 2004 Plan at any time;

WHEREAS, pursuant to Section 141 of the Delaware General Corporation Law, the Board has delegated its authority to amend or modify any of the Company’s existing equity compensation plans, including the 2004 Plan, to the Stock Option and Compensation Committee of the Board of Directors (the “Committee”), as more fully described in Section III of the Committee’s charter; and

WHEREAS, the Committee desires to amend the 2004 Plan to increase, up to an additional 1,000,000 shares, the aggregate number of shares of Company common stock (“Company Stock”) authorized for issuance under the 2004 Plan, so that a total of 12,450,000 shares of Company Stock are authorized for issuance under the 2004 Plan, and to provide that after May 16, 2007, no more than 400,000 shares of Company Stock may be issued pursuant to stock awards that are granted under the 2004 Plan after such date.

NOW, THEREFORE, in accordance with the foregoing, the 2004 Plan shall be amended as follows:

1.             Effective May 17, 2007, Section 3(a)(i) of the 2004 Plan shall be amended in its entirety to read as follows, subject to the approval of the Company’s stockholders:

“(1)         Shares Authorized.  Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued or transferred under the Plan is 4,700,000 shares and, (i) effective February 1, 2002, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 1,200,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 5,900,000 shares; provided, however, that no more than 100,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards; (ii) effective February 6, 2003, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 2,500,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 8,400,000 shares; provided, however, that no more than 100,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards; (iii) effective February 5, 2004, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 1,300,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 9,700,000 shares; provided, however, that no more than 500,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards; (iv) effective May 17, 2006, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 1,750,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 11,450,000 shares; provided, however, that no more than 600,000 of these additional shares of Company Stock shall be available for issuance as Stock Awards; and (v) effective May 17, 2007, the aggregate number of shares of Company Stock that may be issued or transferred under the Plan shall be increased by 1,000,000 shares so that the total number of shares of Company Stock authorized for issuance or transfer under the Plan shall be 12,450,000 shares; provided, however, that after May 16, 2007, no more than 400,000 shares of Company Stock may be issued pursuant to Stock Awards that are granted under the Plan after such date.”

2.             As thus amended, the 2004 Plan is hereby ratified, republished and reconfirmed and said 2004 Plan and this amendment thereto hereby constitute the 2004 Plan.

IN WITNESS WHEREOF, and as evidence of the adoption of Amendment 2007-2 to the 2004 Plan as set forth herein, the Committee has caused this Amendment 2007-2 to be executed this 8th day of February 2007.

CEPHALON, INC.

BY:	/s/ Carl A. Savini

TITLE:	Exec. Vice President, Chief Administrative Officer

[FORM OF PROXY CARD]

PROXY	PROXY

CEPHALON, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 17, 2007

The undersigned hereby appoints Frank Baldino, Jr., Ph.D., and John E. Osborn, or either one of them acting singly in the absence of the other, with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Cephalon, Inc. to be held on May 17, 2007, and any postponements or adjournments thereof, to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on any other matters properly brought before the Annual Meeting of Stockholders to be held on May 17, 2007 or any postponements or adjournments thereof, all as set forth in the proxy statement dated April 11, 2007.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CEPHALON, INC.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

PLEASE SEE BELOW FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.  IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL BACK THIS PROXY CARD.

Please mark your votes as indicated in this example: ☒

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE:

•                                          FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR;

•                                          FOR THE APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE;

•                                          FOR THE APPROVAL OF AMENDMENT TO THE 2004 EQUITY COMPENSATION PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE; AND

•                                          FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2007.

	FOR all nominees	FOR all nominees except (see instructions below)	WITHHOLD for all nominees
	☐	☐	☐
1. ELECTION OF DIRECTORS
Nominees: Frank Baldino, Jr., Ph.D., William P. Egan, Martyn D. Greenacre, Vaughn M. Kailian, Kevin E. Moley, Charles A. Sanders, M.D., Gail R. Wilensky, Ph.D. and Dennis L. Winger

Instructions: To WITHHOLD for any individual nominee(s), mark “FOR ALL NOMINEES EXCEPT” above and, in the space below, write in the name of the nominee(s) for whom you wish to WITHHOLD

	FOR	WITHHOLD	ASBTAIN
2. APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE	☐	☐	☐

	FOR	WITHHOLD	ASBTAIN
3. APPROVAL OF AMENDMENT TO THE 2004 EQUITY COMPENSATION PLAN INCREASING THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE	☐	☐	☐

	FOR	WITHHOLD	ASBTAIN
4. RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2007	☐	☐	☐

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

I PLAN TO ATTEND MEETING [   ]

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, WHEN A DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED  AT THE MEETING FOR ALL NOMINEES NAMED IN ITEM 1 AND FOR EACH OTHER ITEM AND WILL GRANT AUTHORITY TO THE PROXYHOLDER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF CEPHALON, INC.

Signature(s)	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

YOUR VOTE IS IMPORTANT
VOTE TODAY IN ONE OF THREE WAYS:

1.              VOTE BY TELEPHONE:  After you call the phone number below, you will be asked to enter the control number at the bottom of the page.  You will need to respond to only a few simple prompts.  Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at 1-800-690-6903 on a touch-tone telephone

OR

2.              VOTE BY INTERNET:
Log-on to www.proxyvote.com
Enter your control number printed below
Vote your proxy by checking the appropriate boxes

OR

3.              VOTE BY MAIL:  If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided or return it to Cephalon, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY  11717.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.